TABLE OF CONTENTS
-----------------
LETTER FROM THE INVESTMENT ADVISOR............................................1
MID-CAP FUND PORTFOLIO SUMMARY................................................4
 Six Month Review.............................................................4
 Outlook......................................................................5
 Average Annual Total Returns & Ten Largest Holdings..........................5
MICRO-CAP FUND PORTFOLIO SUMMARY..............................................6
 Six Month Review.............................................................6
 Outlook......................................................................7
 Average Annual Total Returns & Ten Largest Holdings..........................7
AGGRESSIVE EQUITY FUND PORTFOLIO SUMMARY......................................8
 Six Month Review.............................................................8
 Outlook......................................................................9
 Average Annual Total Returns & Ten Largest Holdings..........................9
MICRO-CAP VALUE FUND PORTFOLIO SUMMARY.......................................10
 First Quarter Review........................................................10
 Outlook.....................................................................11
 Average Annual Total Returns & Ten Largest Holdings.........................11
GROWTH FUND PORTFOLIO SUMMARY................................................12
 Six Month Review............................................................12
 Outlook.....................................................................13
 Average Annual Total Returns & Ten Largest Holdings.........................13
WASATCH-HOISINGTON U.S. TREASURY FUND PORTFOLIO SUMMARY......................14
 Six Month Review............................................................14
 Outlook.....................................................................14
 Average Annual Total Returns & Holdings/Maturity Date.......................15
SCHEDULE OF INVESTMENTS......................................................16
STATEMENTS OF ASSETS AND LIABILITIES.........................................36
STATEMENTS OF OPERATIONS.....................................................38
STATEMENTS OF CHANGES IN NET ASSETS..........................................40
FINANCIAL HIGHLIGHTS.........................................................44
NOTES TO FINANCIAL STATEMENTS................................................56
RESULTS OF THE SHAREHOLDER MEETING...........................................61

                                                   Semi-Annual Report ----------

                                     (LOGO)

                              WASATCH FUNDS, INC.
                              68 South Main Street
                            Salt Lake City, UT 84101
                                1 (800) 551-1700

                       LETTER FROM THE INVESTMENT ADVISOR
                                 MARCH 31, 1998
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:
------------------
 As many Wasatch Funds shareholders have seen, a year can make a big difference. You've heard the old saying, "When the going gets tough, the tough get going." As long-term stock market investors we have a slightly different take-we say, "When the going gets tough, the tough stay put." Last year at this time when both stock and bond funds were down we encouraged shareholders to hold onto their investments and remain focused on their long-term goals. Those who did have seen their Wasatch Funds investments appreciate in value.

WASATCH EQUITY FUNDS
--------------------
 On the surface the outlook for 1997 appeared dismal for investors in the stocks of small and mid-size companies. As long time investors in this area, we saw positive signs that led us to believe 1997 would be a better year for the stocks of smaller companies and the Wasatch equity funds. In their favor, smaller companies had superior earnings growth prospects and their stock prices were as attractive as at any time in history. Throughout the year the returns of small company stocks continued to be overshadowed by large company stocks and the stock market reacted to a number of influences. In spite of volatility, the Wasatch equity funds benefited from the research team's carefully chosen investments in companies with outstanding earnings growth potential and because the team took advantage of numerous opportunities to buy stocks at reasonable prices.
 One of the highlights of the past six months was opening the Wasatch Micro-Cap Value Fund on December 17, 1997. The new Fund seeks long-term growth of capital through investments in companies whose stocks are selling at a substantial discount to the company's underlying value. Within the universe of micro-cap companies, we are finding many exciting value-oriented investment opportunities. We feel the Fund is off to a great start with a return of 16.5% since inception. Please see page 10 for commentary about the Micro-Cap Value Fund.
 We are pleased to announce that coverage of the Wasatch Growth Fund has been picked up by Morningstar, Inc., an organization that tracks the performance of mutual funds. The Fund was also honored by being placed on Schwab's Mutual Fund Select List.(TM) The Growth Fund was placed on the List by outperforming similar funds in the Small-Cap Blend category. Funds were judged on criteria developed by Schwab's Mutual Fund Research Group to evaluate five year returns relative to risk using performance data provided by Morningstar, Inc.
 The Wasatch Micro-Cap Fund produced an outstanding return of 70.3% for the year ended March 31, 1998. The Fund was ranked in the top 5% for one year total return in 1997 from among 227 small-cap growth funds tracked by Morningstar.

GENERAL OUTLOOK
---------------
 The Wasatch equity funds are off to a strong start in 1998. We can't predict how the stock market will behave this year or whether it will continue its remarkable upward march. We are optimistic about the prospects of the equity funds because of the excellent opportunities we perceive for investing in high-quality small and mid-size companies.

WASATCH FIXED INCOME FUND
-------------------------
 Like the stock market, the bond market also had its ups and downs in 1997. Early in the year bond prices were affected by worries that inflation might heat up and the Federal Reserve Board would raise interest rates. Later in the year there was concern over how the Asian economic crisis might affect the U.S. economy. With its investments in 30-year Treasury Bonds, the Wasatch-Hoisington U.S. Treasury Fund was sensitive to the bond market's fluctuations. Despite volatility, the Fund posted strong performance for the year and in the first quarter of 1998.
 For its one year total return performance in 1997, the Wasatch-Hoisington U.S. Treasury Fund was ranked in the top 5 from among 45 long-term government bond funds tracked by Morningstar.

GENERAL OUTLOOK
---------------
 We believe the multi-year trend in inflation will continue to move downward.
As such, we expect the Fund to remain invested in 30-year U.S. Treasury Bonds. If conditions change and it appears the trend over several years is toward higher inflation, the Manager may choose to invest the Fund entirely in short-term investments. Share prices will continue to be affected by volatility in the bond market, but for patient long-term investors we believe the Wasatch-Hoisington U.S. Treasury Fund has the potential for above average bond fund returns.

ADDITIONAL INFORMATION
----------------------
 Shareholder service is a high ranking priority at Wasatch. We constantly strive to provide shareholders with useful investment tools and information. Recently, we implemented two new programs.
 Changes in the tax laws have made possible an exciting option for retirement investing. Beginning with the 1998 tax year, Wasatch began offering the Roth IRA. In brief, the new IRA allows shareholders to invest after-tax dollars with the benefit that increases in investment value can accumulate tax-free and may be withdrawn tax-free after age 59-1/2 or for certain qualified uses. For more information on the Roth IRA, please call a Shareholder Services Representative at 1 (800) 551-1700.


 The new Wasatch Funds website at WWW.WASATCHFUNDS.COM, provides shareholders with daily fund prices, the current Wasatch Funds Prospectus and New Account Application, commentary from Fund managers, information on Wasatch Funds Services and much more. We are in the process of developing additional features that will allow shareholders to keep information about their Wasatch Funds investments at their fingertips.
 We appreciate your investments in Wasatch Funds. If you have any questions or comments regarding this report or your investments please call us at 1 (800) 551-1700.
 For an in-depth discussion of the performance of individual Wasatch Funds, please see the portfolio summaries beginning on page 4 of this report.
 Refer to the current Prospectus for more information about each Fund's objectives and investment process.
 Long-term investing in the stock market is never going to be a smooth ride. Setting realistic goals and holding fast to your strategy for realizing them will help you weather the market's ups and downs.
 We want to wish you the best as you strive to reach your financial goals and we look forward to serving your investment needs in the years ahead.

Sincerely,

/s/Samuel S. Stewart, Jr.

Samuel S. Stewart, Jr.
Chairman of the Board

                                                   Semi-Annual Report ----------

WASATCH MID-CAP FUND-PORTFOLIO SUMMARY
--------------------------------------
MARCH 31, 1998

(PHOTO)
KAREY BARKER, CFA-LEAD MANAGER

 The Mid-Cap Fund seeks potentially high returns through investments in rapidly growing companies with market capitalizations of between $300 million and $5 billion. When compared to other Wasatch Funds, the Mid-Cap is the most aggressive. It is best-suited for investors who plan to hold the Fund for at least five years.

SIX MONTH REVIEW
----------------
 The Fund's shift toward heavier weightings in fast growing health care companies proved to be timely. Over the past six months, financial crises in Asia meant technology stocks were prone to extreme volatility.
 The Fund struggled in the last three months of 1997, but ended the first quarter of 1998 up 10.8%. This return was right in line with the 11% return of the Standard & Poor's MidCap 400 (S&P 400) benchmark.
 For the past six months, the best news was earnings growth. On average, companies held by the Fund increased earnings in excess of 30% annually.
 Health care holdings made significant contributions to performance throughout the six months ended March 31, 1998. The largest holding, Pediatrix Medical Group, Inc., provides practice management services for pediatricians allied with hospital neonatology units. The company continues to grow through acquiring physicians' practices and through excellent execution. Other strong performers were: Express Scripts, Inc., a pharmacy benefits manager; Medical Manager Corp., a physician practice management systems provider; and Kendle International, Inc., a clinical research and drug development service provider.
 One health care holding failed to meet our expectations. Home Health Corp. of America was sold due to concerns over the company's ability to execute its business plan.
 Although their stock prices have been batted about by Asia-related market turmoil, Aspen Technologies, Inc., a chemical engineering software developer; Micrel, Inc., a maker of analog semiconductors for cellular phones and laptop computers; and Parametric Technology Co., a design automation software developer, ended the past six months on a strong note.
 Proprietary chip manufacturer, Microchip Technology, Inc., admitted weakness in the first quarter due to Asia. We believe the company's long-term business prospects are still intact and have chosen to hold the stock.
 National Surgery Centers, Inc. was sold during the first quarter to lock in profits from stock price appreciation. OEA, Inc., Fine Host Corp., and Hadco Corp. were sold due to fundamental business concerns.
 The past six months have provided opportunities to invest in high-quality companies at prices that we believe are reasonable given the high growth rates. We continually refine the portfolio and feel good about the way it is currently situated.

OUTLOOK
-------
 We are optimistic about the Fund's prospects for 1998 and beyond. Higher weightings in fast growing health care companies provide upside potential without a lot of international market risk. Technology holdings will continue to dominate the Fund's portfolio, although we expect them to remain vulnerable to ongoing fallout from Asia.
 In the short term, we cannot say what the market holds for investors. We can assure shareholders that the Fund will remain focused on investing in the fastest growing companies. We believe this strategy offers the potential for above average returns to patient, long-term investors who are willing to tolerate volatility en route to achieving their financial objectives.
 Thank you for your investment in the Wasatch Mid-Cap Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                           1 YEAR      5 YEARS    SINCE INCEPTION<F1>
----------------------------------------------------------------------
WASATCH MID-CAP FUND       31.0%        15.1%            14.2%
----------------------------------------------------------------------
<F1>Inception: August 16, 1992. Past performance is not indicative of future results.

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

1. PEDIATRIX MEDICAL GROUP, INC.                9%
   Practice management for
   pediatrics physicians.

2. SYNOPSYS, INC.                               7%
   Software solutions for
   electronic design automation.

3. ASPEN TECHNOLOGIES, INC.                     6%
   Chemical engineering software.

4. CURATIVE HEALTH SERVICES, INC.               5%
   Wound treatment services and products.

5. MICREL, INC.                                 4%
   Analog semiconductors for cellular
   phones and laptop computers.

6. MICROCHIP TECHNOLOGY, INC.                   4%
   Proprietary chip manufacturer.

7. O'REILLY AUTOMOTIVE, INC.                    4%
   Automotive parts retailer/distributor.

8. KENDLE INTERNATIONAL, INC.                   4%
   Clinical research and drug
   development service provider.

9. F.Y.I. INCORPORATED                          4%
   Document management services.

10.SANMINA CORPORATION                          4%
   Electronic components manufacturer.

                                                   Semi-Annual Report ----------


WASATCH MICRO-CAP FUND-PORTFOLIO SUMMARY
----------------------------------------
MARCH 31, 1998

(PHOTO)
ROBERT GARDINER, CFA-LEAD MANAGER

 The Micro-Cap Fund invests in companies with market capitalizations of less than $200 million at the time of initial purchase. We believe investments in relatively tiny companies have the potential for above average returns because these companies typically increase earnings faster and for a longer time than larger companies. The Fund's share prices may be subject to wide fluctuations which means it is best suited for long-term investors.

SIX MONTH REVIEW
----------------
 The Fund's one year return of 70.3% as of March 31, 1998 marked a year of strong performance, despite the fact that in the overall market small company stocks were overshadowed by large company stocks. Morningstar, Inc., an organization that tracks mutual funds, ranked the Micro-Cap Fund's one year total return performance in the top 5% of all small-cap growth funds for 1997.
 Returns have been driven mainly by strong earnings growth from companies held by the Fund. On average, companies in which the Fund invested produced annual earnings growth of approximately 30%. We believe large company stock prices in 1997 were driven primarily by investor demand rather than strong earnings growth. Average earnings for large companies increased only 13.5% in 1997 and are expected to increase less than 10% in 1998. We believe the higher earnings growth expected for small companies makes them more attractive investments.
 The Fund's largest holding, Micrel, Inc., a maker of analog semiconductors for cellular phones and laptop computers, continues to be one of the strongest performers. We invested in Micrel when it had a market capitalization of $130 million. Today the company has grown to an $800 million market cap and continues to enjoy robust earnings growth.
 Companies that sell, manufacture or distribute nutritional products did well for the six months ended March 31, 1998. The stock price of Natural Alternatives International, Inc., a manufacturer of vitamin and nutritional supplements, rose 156%. USANA, Inc., a nutritional products manufacturer and distributor, saw its stock price increase 31%.
 Temporary staffing companies have been a big part of the Fund's success over the last year. Notable contributions came from RemedyTemp and On Assignment. Toward the end of 1997, the Fund sold SOS Staffing Services and StaffMark to lock in profits from stocks that had doubled in price.
 Part of the Fund's investment discipline is to sell stocks when prices have risen beyond where they can be supported by earnings growth. Selling stocks with high price-to-earnings ratios (the price of a stock divided by its earnings per share) and investing in high-quality companies whose stocks are reasonably priced are ways we strive to favorably position the Fund. In the first quarter we sold The Buckle, Inc. and Complete Business Solutions to lock in profits from stock price appreciation.
 In the last six months there have been very few disappointments among the Fund's holdings. However, economic events in Asia affected several technology companies which reported weaker than expected earnings.

OUTLOOK
-------
 Our expectations for earnings growth and the price we're paying for that growth are comparable to last year. We believe the Fund is starting 1998 with an outlook similar to 1997's, and we expect small company stocks to do better this year. Our overall market outlook is somewhat more cautious because we believe stocks in certain segments are overpriced.
 Even if market conditions become more difficult, the Fund appears well-positioned. We believe it has outstanding potential to help long-term shareholders achieve their financial goals.
 Thank you for your investment in the Wasatch Micro-Cap Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                           1 YEAR      5 YEARS    SINCE INCEPTION<F1>
----------------------------------------------------------------------
WASATCH MICRO-CAP FUND     70.3%          --             40.1%
----------------------------------------------------------------------
<F1> Inception: June 19, 1995. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
--------------------

1. MICREL, INC.                                 5%
   Analog semiconductors for cellular
   phones and laptop computers.

2. NATIONAL DENTEX CORP.                        5%
   Dental laboratories.

3. TECHNE CORP.                                 5%
   Disposable products for clinical
   research labs and hospitals.

4. USANA, INC.                                  4%
   Nutritional products distributed
   through network marketing.

5. TRAVIS BOATS & MOTORS, INC.                  4%
   Recreational boats, motors and
   marine accessories retailer.

6. MARKS BROS. JEWELERS, INC.                   4%
   Fine jewelry retailer.

7. K&G MEN'S CENTER, INC.                       3%
   Men's discount clothing retailer.

8. DAY RUNNER, INC.                             3%
   Personal organizers, planners
   and accessories.

9. ICU MEDICAL, INC.                            3%
   Disposable connectors for
   intravenous therapy.

10.FIRST CASH, INC.                             3%
   Pawnshop operator.

                                                   Semi-Annual Report ----------


WASATCH AGGRESSIVE EQUITY FUND_PORTFOLIO SUMMARY
------------------------------------------------
MARCH 31, 1998

(PHOTO)
JEFF CARDON-LEAD MANAGER

 The Aggressive Equity Fund invests in growing small companies. Investing in this segment of the market has historically achieved higher returns for investors but requires patience and a long time horizon because small company stock prices are subject to wide fluctuations.

SIX MONTH REVIEW
----------------
 The Fund's one year return of 43.1% as of March 31, 1998 exceeded the Russell 2000 benchmark by 1.1%. Although these returns are exceptional by historic standards, the returns of small company stocks continued to be outpaced by those of large company stocks. Over the past few years, large company stocks have enjoyed the bulk of new money flowing into the stock market.
 As always, we pursue our discipline of investing in high-quality small companies at reasonable prices. Average annual earnings growth for companies held by the Fund was 20% in 1997. We believe the growth prospects are just as good in 1998, and look especially attractive when compared to the single digit growth expected for large companies. Since we have taken care to pay fair prices for the stocks of fast growing small companies, earnings growth can be the primary driver of stock prices.
We believe this is a much more reliable way to make money in the stock market than to depend on investor demand.
 Strong six month performance came from: Express Scripts, Inc., a pharmacy benefits manager; Travis Boats & Motors,Inc., a recreational boats, motors and marine accessories retailer; and Daisytek International Corporation, a wholesale distributor of computer-related supplies and accessories.
 Several newer additions did well in the first quarter including: RemedyTemp, a temporary staffing company; USANA, Inc., a manufacturer and distributor of nutritional products; and Hibbett Sporting Goods, Inc., a sporting goods store operator.
 Increasing the Fund's position in two jewelry retailers, Friedman's Inc. and Marks Bros. Jewelers, Inc., earlier in the year proved to be a good move as prices rebounded sharply in the first quarter.
 Gulf South Medical Supply, Inc., previously one of the Fund's largest holdings, was acquired by PSS World Medical, Inc. during the first quarter.
 The Buckle, Inc., Molecular Devices Corporation, and Complete Business Solutions, were sold to lock in profits from stock price increases.
 Microchip Technology, Inc., a proprietary chip manufacturer, reported weaker than expected earnings due to economic conditions in Asia. We have increased the Fund's position at lower prices because we believe the company's long-run business prospects are unusually attractive.
 American Business Information, Inc., Fine Host Corp., Home Health Corp. of America, OEA, Inc., and Seattle FilmWorks, Inc. were sold due to fundamental business concerns.

OUTLOOK
-------
 Since the Fund's inception in 1986 we have pursued a long-term strategy of investing in growing small companies at reasonable prices. We expect the earnings growth of companies held by the Fund to drive stock prices up from current levels. To-date we have been able to create a portfolio of high-quality small company stocks and own them at reasonable prices. If the market continues to advance strongly our biggest challenge will be to find reasonably priced stocks. We believe that the Aggressive Equity Fund's strategy can be an asset to long-term shareholders striving to reach their financial goals.
 Thank you for your investment in the Wasatch Aggressive Equity Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                           1 YEAR      5 YEARS     10 YEARS
-----------------------------------------------------------
WASATCH AGGRESSIVE
EQUITY FUND                43.1%        17.5%       16.6%
-----------------------------------------------------------
Past performance is not indicative of future results.

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

1. NATIONAL HEALTH
   INVESTORS, INC.                              8%
   Nursing home REIT.

2. MICREL, INC.                                 5%
   Analog semiconductors for cellular
   phones and laptop computers.

3. GENERAL NUTRITION COS., INC.                 5%
   Vitamins, health care and
   sports nutrition products.

4. TECHNE CORP.                                 5%
   Disposable products for clinical
   research labs and hospitals.

5. MICROCHIP TECHNOLOGY, INC.                   4%
   Proprietary chip manufacturer.

6. NATIONAL DENTEX CORP.                        4%
   Dental laboratories.

7. O'REILLY AUTOMOTIVE, INC.                    3%
   Automotive parts retailer/distributor.

8. TRAVIS BOATS & MOTORS, INC.                  3%
   Recreational boats, motors and
   marine accessories retailer.

9. EXPEDITORS INT'L OF
   WASHINGTON, INC.                             3%
   International air and ocean
   freight forwarder.

10.MARKS BROS. JEWELERS, INC.                   3%
   Fine jewelry retailer.

                                                   Semi-Annual Report ----------


WASATCH MICRO-CAP VALUE FUND-PORTFOLIO SUMMARY
----------------------------------------------
MARCH 31, 1998
(PHOTO)
ROBERT GARDINER, JEFF CARDON-CO-MANAGERS

 The Micro-Cap Value Fund is the newest member of the Wasatch family. Its investment objective is long-term growth of capital. The Fund seeks to achieve its objective through investments in companies with market capitalizations of less than $300 million whose stocks are selling at a substantial discount to the company's underlying value. The Fund is designed for long-term investors who have assessed their tolerance for risk and volatility. Wasatch intends to close the Fund when it reaches $200 million in assets.

FIRST QUARTER REVIEW
--------------------
 With a return of 16.5% since its inception on December 17, 1997 we feel the Fund is off to a great start. First quarter returns exceeded those of the Russell 2000 Value benchmark by 7.6%. We have identified three main areas in which to find attractive value investments.
 The first is in companies we have dubbed "fallen angels." They typically have a history of solid earnings growth with a positive outlook for continued growth. A company becomes a "fallen angel" when its stock price declines due to some short-term glitch in earnings growth. We seek to invest at low prices and benefit from rising prices as earnings get back on track. A good example of a fallen angel is the Fund's largest holding, Friedman's, Inc., a jewelry retailer. We purchased the stock when it had been beaten down over worries about customer debt levels. Friedman's stock price rose 49% in the first quarter. Solid performance from other fallen angels came from IntelliQuest Information Group, Inc., a marketing research organization, and Racing Champions Corp., a manufacturer and distributor of collectible, accurately detailed die-cast model racing cars.
 We call the second area "undiscovered gems." These are companies increasing earnings at a faster pace than typical large companies. Stock prices are low because the company's potential has not yet been discovered by Wall Street analysts. An example is Daisytek International, a distributor of computer-related supplies and accessories. Increased investor interest and solid earnings growth resulted in a stock price increase of 40%.
 The third area is where classic value investors typically tread. As we look for investments in our growth-oriented funds, slower growing industries do not interest us. When seeking stocks for the Micro-Cap Value Fund, we find attractive investments within slower growing industries. We are able to purchase the stocks at prices well below what we would expect to pay for growth stocks. Investment opportunities can come from companies on the verge of announcing new products or services, or from industries entering a period of faster growth. Strong performance from companies in industries in which Wasatch typically does not invest came from: Farr Company, a filtration equipment manufacturer; Schuff Steel Company, a steel construction services provider; and Supreme International Corp., a men's and boy's sportswear designer and importer.
 Another difference from Wasatch's growth-oriented equity funds is the amount of takeover activity. CORCOM, Inc., Midwest Federal Financial Corp. and Sbarro, Inc. were acquired during the quarter.

OUTLOOK
-------
 Looking ahead, we are excited about the Fund's prospects. With the stock market continuing to reach new highs, we believe value investing is a particularly attractive strategy. We believe that taking advantage of low stock prices to invest in companies with sound business opportunities can offer some shelter in the event of a stock market decline.
 Thank you for your investment in the Wasatch Micro-Cap Value Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                           1 YEAR      5 YEARS    SINCE INCEPTION<F1>
----------------------------------------------------------------------
WASATCH MICRO-CAP
VALUE FUND                   --            --            16.5%
----------------------------------------------------------------------
<F1>Inception: December 17, 1997. Past performance is not indicative of future results.

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------


1. FRIEDMAN'S INC.                              3%
   Fine jewelry retailer.

2. SIGNATURE EYEWEAR, INC.                      3%
   Fashion eyewear.

3. WORLD ACCEPTANCE CORP.                       3%
   Consumer lending.

4. MARKS BROS. JEWELERS, INC.                   2%
   Fine jewelry retailer.

5. SUPERTEX, INC.                               2%
   Semiconductor component
   manufacturer.

6. CARNEGIE GROUP, INC.                         2%
   Software development and systems
   integration services and consulting.

7. FIRST CASH, INC.                             2%
   Pawnshop operator.

8. SMITHWAY MOTOR XPRESS CORP.                  2%
   Flatbed truckload freight carrier.

9. ARROW-MAGNOLIA INT'L., INC.                  2%
   Specialty chemical products
   manufacturer and distributor.

10.ICU MEDICAL, INC.                            2%
   Disposable connectors for
        intravenous therapy.

                                                   Semi-Annual Report ----------


WASATCH GROWTH FUND-PORTFOLIO SUMMARY
MARCH 31, 1998

(PHOTO)
SAMUEL S. STEWART, JR., PHD, CFA-
LEAD MANAGER

 The Growth Fund seeks to invest in companies that have the potential to produce steady earnings growth. We look for companies that are growing two to three times faster than average large companies. Sustained growth can come from companies that have stable demand for products and services or that take advantage of demographic trends. We consider the Fund to be the most conservative of the Wasatch equity funds. It is designed for investors seeking long-term growth of capital.

SIX MONTH REVIEW
----------------
 In the last six months the Fund returned 8.3%. Its one year return as of March 31, 1998 stood at 42.8%. Over the past six months, the bulk of companies held by the Fund produced solid earnings growth which acted as the main catalyst for stock price appreciation.
 Throughout 1997 we more than doubled our position in Renter's Choice, Inc., making it the Fund's largest holding, and a top performer in the first quarter. Renter's Choice operates and acquires rent-to-own stores. This is a profitable business and we think the management of Renter's Choice is the best among the rent-to-own operators. Renter's Choice provides a means for people unable to get credit through other sources to rent and eventually own household items like a television, stereo system, or washer and dryer.
 Several of the Fund's largest holdings, General Nutrition Companies, Inc., Marks Bros. Jewelers, Inc. and O'Reilly Automotive, Inc., came through with notable six month returns.
 Three companies rebounded strongly from earlier price weaknesses to have significant impact on the first quarter returns. Friedman's Inc., a fine jewelry retailer, overcame concerns about customer debt levels. Friedman's is increasing earnings through strong sales at individual stores and by opening new stores. The network marketing structure of Nu Skin Asia Pacific, a personal care and nutrition products manufacturer, has been particularly successful in Asia. The company has continued to grow at a steady pace through existing and new markets despite the region's economic troubles. We were able to buy more stock at attractive prices in World Acceptance Corp., a provider of short-term consumer loans. We believe the improving credit quality of short-term borrowers and World's ability to acquire other lenders gives the company excellent long-run growth prospects.
 We were disappointed by Home Health Corp. of America. We are selling the stock because we have lost confidence in the company's ability to beat Medicare cost caps and meet our expectations for earnings growth in the face of shifting government regulations.
 We are pleased to announce that Morningstar, Inc., a provider of information about mutual funds, recently began covering the Growth Fund.
 It is also worth noting that the Fund has been included on Schwab's Mutual
Fund Select List.(TM) The Growth Fund was placed on the List by outperforming similar funds in the Small-Cap Blend category. Funds were judged on criteria developed by Schwab's Mutual Fund Research Group to evaluate five year returns relative to risk using performance data provided by Morningstar, Inc.

OUTLOOK
-------
 We continue to pursue the Fund's long-term strategy of investing in stable companies at reasonable prices. We believe this strategy gives shareholders the potential to benefit from rising stock prices. Just as importantly, we believe it affords them some protection from falling stock prices. Positioning the Fund with high-quality companies and maintaining stock prices at sensible levels helps Growth Fund shareholders weather the market's ups and downs.
 Thank you for your investment in the Wasatch Growth Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                           1 YEAR      5 YEARS     10 YEARS
-----------------------------------------------------------
WASATCH GROWTH FUND        42.8%        21.7%       17.7%
-----------------------------------------------------------
Past performance is not indicative of future results.

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

1. RENTER'S CHOICE, INC.                        5%
   Operates rent-to-own stores.

2. NATIONAL HEALTH INVESTORS, INC.              5%
   Nursing home REIT.

3. O'REILLY AUTOMOTIVE, INC.                    5%
   Automotive parts
   retailer/distributor.

4. MARKS BROS. JEWELERS, INC.                   4%
   Fine jewelry retailer.

5. FRIEDMAN'S INC.                              4%
   Fine jewelry retailer.

6. SUNSTONE HOTEL INVESTORS, INC.               3%
   Hotel REIT.

7. WORLD ACCEPTANCE CORP.                       3%
   Consumer lending.

8. GENERAL NUTRITION COS., INC.                 3%
   Vitamins, health care and
   sports nutrition products.

9. WASHINGTON FEDERAL, INC.                     3%
   Regional banking services.

10.FRANKLIN COVEY CO.                           3%
   Time management and personal
   productivity through sales in day
   planners and seminars.

                                                   Semi-Annual Report ----------

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------
MARCH 31, 1998

(PHOTO)
VAN R. HOISINGTON-LEAD MANAGER

 The U.S. Treasury Fund seeks to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury Securities. The Fund's 10 year average annual return of 9% has consistently beaten inflation.

SIX MONTH REVIEW
----------------
 The Fund had excellent results again. In the past six and 12 month intervals, the Fund returned 8.6% and 22%, respectively, substantially outpacing the Lehman Bros. Gov't./Corp. Bond Index returns of 4.8% and 12%, respectively. Morningstar, Inc. ranked the Fund's one year total return in the top five for 1997 from among the 45 long-term government bond funds they track.
 The key to this superior performance was the continued execution of the Fund's investment strategy. When the inflation rate declines on a multi-year basis, the Manager invests the Fund's assets in long-term Treasury Bonds in order to capture capital gains opportunities. When the inflation rate increases over several years, the Manager invests the assets in Treasury Bills. The year-over-year increase in the Consumer Price Index (CPI) decelerated from 2.8% in March 1997 to just 1.4% this March. Not surprisingly, on March 31st, the 30-year Treasury Bond yield was 5.9%, versus 6.4% at the end of September and was well down from 7.1% at the end of March 1997.

OUTLOOK
-------
 Some believe that interest rates may head upward over the near term. They argue that monetary policy should be tightened in order to cool down the economy. They cite record home sales, high consumer confidence, record stock prices and concern that the low unemployment rate will fuel increased wages and higher inflation.
 While there is a risk that the Federal Reserve Board (Fed) will raise the federal funds rate, the multi-year trend in inflation remains downward. Disinflation-the restrained growth of money and credit in the face of an abundance of goods and services-should persist. Growth in total nonfinancial sector debt has been slower in the 1990s than for any other decade since the government began collecting this data in the 1950s. Excluding money market mutual funds and currency, M2 money stock growth remains subdued. The Fed's job of controlling money and credit growth continues to be facilitated by fiscal policy. The budget deficit will be in surplus for the first time since 1969 and relative to Gross Domestic Product (GDP), the surplus will be the largest since 1956.
 An ample supply of goods and services from domestic production will be augmented by large supplies of internationally produced goods and services. The trade weighted dollar recently appreciated to the highest level in 11 years. Domestic demand in the six largest economies outside the U.S.-Japan, Germany, the United Kingdom, France, Italy and Canada-decelerated to just 1% in the latest four quarters. The Japanese economy contracted sharply in the first quarter. The economy of the United Kingdom, the strongest of these six in 1997, has slowed abruptly after five interest rate increases in 1997 and on April 1st, Germany was dealt a large increase in its national sales tax. Economic conditions in the Pacific Rim (Asia plus Australia and New Zealand) are quite depressed. In the past three months, key economic indicators have fallen at annual rates of between 10% and 70%. Even China experienced a 16% decline in industrial output. Substantial excess capacity exists in most foreign economies, indicating that deflationary pockets still persist.
 Staying with the trend toward lower inflation, rather than reacting to movements in volatile short-term factors should, over time, produce excellent returns for patient long-term shareholders.
 Thank you for your investment in the Wasatch-Hoisington U.S. Treasury Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                           1 YEAR      5 YEARS     10 YEARS
-----------------------------------------------------------
WASATCH-HOISINGTON U.S.
TREASURY FUND              22.0%         7.9%        9.0%
-----------------------------------------------------------
Past performance is not indicative of future results.

--------------------------------------------------------------------------------

HOLDINGS/MATURITY DATE
----------------------

1.     U.S. TREASURY BOND       17%
       8/15/2023

2.     U.S. TREASURY BOND       16%
       8/15/2027

3.     U.S. TREASURY BOND       16%
       11/15/2026

4.     U.S. TREASURY BOND       15%
       8/15/2025

5.     U.S. TREASURY BOND       14%
       2/15/2027

6.     U.S. TREASURY BOND        8%
       11/15/2024
7.     U.S. TREASURY BOND        6%
       2/15/2026

8.     U.S. TREASURY BOND        4%
       8/15/2026

                                                   Semi-Annual Report ----------


MID-CAP FUND-SCHEDULE OF INVESTMENTS
------------------------------------
MARCH 31, 1998 (UNAUDITED)

       NUMBER
     OF SHARES                                                     VALUE
---------------------------------------------------------------------------

             COMMON STOCKS 94.6%
              -------------------
             BUSINESS SERVICES 11.1%
    22,200   Command Systems, Inc.<F1>                         $    316,350
    77,000   F.Y.I. Inc.<F1>                                      2,107,875
    29,500   International Manufacturing Systems, Inc.<F1>          239,687
    72,200   LECG, Inc.<F1>                                         884,450
    29,650   Sanmina Corp.<F1>                                    2,073,647
    22,000   Vestcom International, Inc.<F1>                        229,625
    51,000   WavePhore, Inc.<F1>                                    535,500
                                                               ------------
                                                                  6,387,134
                                                               ------------


                                                   Semi-Annual Report ----------

             COMPUTER SOFTWARE 25.5%
    21,700   Ansoft Corporation<F1>                                 305,156
    88,150   Aspen Technologies, Inc.<F1>                         3,636,188
    10,500   Nice-Systems Ltd.<F1>                                  483,000
    60,200   Parametric Technology Corp.<F1>                      2,005,413
    75,550   Phoenix Technologies Ltd.<F1>                          906,600
    83,750   Smallworldwide plc<F1>                               1,633,125
   116,060   Synopsys, Inc.<F1>                                   3,800,965
    50,875   Tecnomatix Technologies Ltd.<F1>                     1,914,172
                                                               ------------
                                                                 14,684,619
                                                               ------------

             COMPUTER SYSTEMS & COMPONENTS 0.4%
    14,500   Power-One, Inc.<F1>                                    246,500
                                                               ------------

             HEALTH CARE PRODUCTS 11.7%
    35,300   Incyte Pharmaceuticals, Inc.<F1>                     1,650,275
    96,000   Kendle International, Inc.<F1>                       2,232,000
    49,100   Medical Manager Corp.<F1>                            1,423,900
     8,500   Shire Pharmaceutical Group PLC                         182,219
   111,100   Simione Central Holdings, Inc.<F1>                   1,263,762
                                                               ------------
                                                                  6,752,156
                                                               ------------

             HEALTH CARE SERVICES 18.9%
     6,000   Amsurg Corp., Class B<F1>                               54,000
    80,700   Curative Health Services, Inc.                       2,688,319
     7,400   Envoy Corporation<F1>                                  318,200
    22,025   Express Scripts, Inc., Class A<F1>                   1,867,307
     9,300   IMPATH Inc.<F1>                                        355,725
     5,000   MedQuist Inc.<F1>                                      184,063
    54,000   National Research Corporation<F1>                      475,875
   106,700   Pediatrix Medical Group Inc.<F1>                     4,961,550
                                                               ------------
                                                                 10,905,039
                                                               ------------

MID-CAP FUND-SCHEDULE OF INVESTMENTS
------------------------------------
MARCH 31, 1998 (UNAUDITED)

       NUMBER
     OF SHARES                                                     VALUE
---------------------------------------------------------------------------
             PERSONAL PRODUCTS 2.7%
    61,050   Nu Skin Asia Pacific, Inc., Class A<F1>           $  1,572,037
                                                               ------------

             RETAIL 6.9%
    20,700   CDnow, Inc.<F1>                                        496,800
    12,500   Hibbett Sporting Goods, Inc.<F1>                       346,875
    82,200   O'Reilly Automotive, Inc.<F1>                        2,265,638
    18,000   St. John Knits, Inc.                                   850,500
                                                               ------------
                                                                  3,959,813
                                                               ------------

             SEMICONDUCTORS 10.6%
     6,300   ASM Lithography Holding N.V.<F1>                       582,356
    13,500   Asyst Technologies, Inc.<F1>                           313,875
    62,400   Micrel, Inc.<F1>                                     2,367,300
   108,000   Microchip Technology, Inc.<F1>                       2,268,000
    13,800   Teradyne, Inc.<F1>                                     552,862
                                                               ------------
                                                                  6,084,393
                                                               ------------

             TELECOMMUNICATIONS 3.2%
    63,975   REMEC, Inc.<F1>                                      1,835,283
                                                               ------------

             TRANSPORTATION 3.0%
    23,000   AirNet Systems, Inc.<F1>                               667,000
    18,300   Expeditors International of Washington, Inc.           784,613
    15,200   OEA, Inc.                                              276,450
                                                               ------------
                                                                  1,728,063
                                                               ------------

             OTHER 0.6%
    16,500   Children's Comprehensive Services, Inc.<F1>            313,500
                                                               ------------

             TOTAL COMMON STOCKS (COST $44,489,198)              54,468,537
                                                               ------------

                                                   Semi-Annual Report ----------

MID-CAP FUND-SCHEDULE OF INVESTMENTS
------------------------------------
MARCH 31, 1998 (UNAUDITED)

     PRINCIPAL
       AMOUNT                                                      VALUE
---------------------------------------------------------------------------
             WARRANTS 0.0%
             -------------
$    4,202   CDnow, Inc.<F1>                                  $      40,672
                                                               ------------
             TOTAL WARRANTS (COST $0)                                40,672
                                                               ------------

             SHORT-TERM INVESTMENT 4.2%
             --------------------------
             (Variable Rate Demand Deposits)
 2,402,976   UMB Bank Money Market Fiduciary, 4.54%               2,402,976
                                                               ------------
             TOTAL SHORT-TERM INVESTMENT (COST $2,402,976)        2,402,976
                                                               ------------

             TOTAL INVESTMENTS (COST $46,892,174) 98.8%          56,912,185

             CASH AND OTHER ASSETS, LESS LIABILITIES 1.2%           674,147
                                                               ------------

             NET ASSETS 100.0%                                 $ 57,586,332
                                                               ============

             <F1> Non-income producing
             See notes to financial statements.

MICRO-CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 1998 (UNAUDITED)

       NUMBER
     OF SHARES                                                     VALUE
---------------------------------------------------------------------------
             COMMON STOCKS 97.0%
             -------------------
             BASIC MATERIALS 0.0%
    10,000   Arrow-Magnolia International, Inc.<F1>            $     62,500
                                                               ------------

             BUILDERS & BUILDING SUPPLIES 1.0%
   104,691   Building Materials Holding Corp.<F1>                 1,426,415
                                                               ------------


             BUSINESS PRODUCTS 2.2%
   135,000   Daisytek International Corp.<F1>                     3,290,625
     5,000   Goddard Industries, Inc.<F1>                            11,875
                                                               ------------
                                                                  3,302,500
                                                               ------------

             BUSINESS SERVICES 14.8%
    82,500   A Consulting Team, Inc. (The)<F1>                      969,375
   107,600   Altron Inc.<F1>                                      1,640,900
   163,000   Carnegie Group, Inc.<F1>                               585,781
    10,000   Colorado MEDtech, Inc.                                 100,000
    29,000   Data Processing Resources Corp.<F1>                    900,813
   122,000   F.Y.I. Inc.<F1>                                      3,339,750
    47,500   International Manufacturing Systems, Inc.<F1>          385,938
     9,500   Lamalie Associates, Inc.<F1>                           211,375
    80,000   LECG, Inc.<F1>                                         980,000
   267,750   National Dentex Corp.<F1>                            6,760,688
    45,200   On Assignment, Inc.<F1>                              1,339,050
    95,000   RemedyTemp, Inc.<F1>                                 3,075,625
    66,000   SCP Pool Corporation<F1>                             1,485,000
    33,200   Solomon-Page Group Ltd. (The)<F1>                      115,163
                                                               ------------
                                                                 21,889,458
                                                               ------------

             COMPUTER SOFTWARE 3.8%
    25,000   Datastream Systems, Inc.<F1>                           553,125
    87,000   Deltek Systems, Inc.<F1>                             1,544,250
    79,800   Synopsys, Inc.<F1>                                   2,613,450
    22,300   Tecnomatix Technologies Ltd.<F1>                       839,037
                                                               ------------
                                                                  5,549,862
                                                               ------------

             COMPUTER SYSTEMS & COMPONENTS 3.9%
    74,650   Active Voice Corp.<F1>                                 979,781
    50,000   C.P. Clare Corp.<F1>                                   693,750
    10,000   Optek Technology, Inc.<F1>                             256,250
    57,700   Pinnacle Systems, Inc.<F1>                           2,185,388
    83,000   Power-One, Inc.<F1>                                  1,411,000
    19,500   Zoom Telephonics, Inc.<F1>                             170,625
                                                               ------------
                                                                  5,696,794
                                                               ------------

                                                   Semi-Annual Report ----------

MICRO-CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 1998 (UNAUDITED)

       NUMBER
     OF SHARES                                                     VALUE
---------------------------------------------------------------------------

             ELECTRONICS 2.5%
   163,000   PCD, Inc.<F1>                                     $  3,667,500
                                                               ------------

             ENERGY 0.2%
    20,000   UNIFAB International, Inc.<F1>                         350,000
                                                               ------------

             FINANCIAL SERVICES 0.5%
     5,900   Mountbatten, Inc.<F1>                                   78,912
   100,000   World Acceptance Corp.<F1>                             662,500
                                                               ------------
                                                                    741,412
                                                               ------------

             HEALTH CARE PRODUCTS 9.8%
    21,500   CN Biosciences, Inc.<F1>                               559,000
   283,600   ICU Medical, Inc.<F1>                                4,289,450
    27,200   Kendle International, Inc.<F1>                         632,400
    85,000   Medco Research, Inc.<F1>                             1,434,375
    87,400   Minntech Corp.                                       1,097,963
   345,728   Techne Corp.<F1>                                     6,698,480
    33,000   Young Innovations, Inc.<F1>                            511,500
                                                               ------------
                                                                 15,223,168
                                                               ------------

             HEALTH CARE SERVICES 8.0%
    30,000   American Healthcorp, Inc.<F1>                          292,500
    57,770   Amsurg Corp., Class A<F1>                              512,709
   136,000   Amsurg Corp., Class B<F1>                            1,224,000
    26,000   Castle Dental Centers, Inc.<F1>                        299,000
   104,000   CorVel Corp.<F1>                                     4,134,000
    20,000   First Commonwealth, Inc.<F1>                           302,500
   134,000   Laboratory Specialists of America, Inc.<F1>            644,875
    77,500   MedCath Inc.<F1>                                     1,407,109
    18,000   Medstone International, Inc.<F1>                       177,750
    62,500   National Research Corporation<F1>                      550,781
    48,500   Superior Consultant Holdings Corp.<F1>               1,739,937
                                                               ------------
                                                                 11,285,161
                                                               ------------

             PERSONAL PRODUCTS 16.1%
     6,000   1-800 CONTACTS, Inc.                                   119,250
   196,000   Day Runner, Inc.<F1>                                 4,361,000
    32,000   Market America, Inc.<F1>                               174,000
   163,100   Natural Alternatives International, Inc.<F1>         3,282,387
    90,000   Nu Skin Asia Pacific, Inc., Class A<F1>              2,317,500
   245,100   Signature Eyewear, Inc.<F1>                          2,496,956
   209,200   Travis Boats & Motors, Inc.<F1>                      5,569,950
   200,100   USANA, Inc.<F1>                                      5,577,788
                                                               ------------
                                                                 23,898,831
                                                               ------------

Micro-Cap Fund-Schedule of Investments
--------------------------------------
MARCH 31, 1998 (UNAUDITED)

       NUMBER
     OF SHARES                                                     VALUE
---------------------------------------------------------------------------
             PERSONAL SERVICES 8.3%
   131,000   Ambassadors International, Inc.<F1>               $  3,455,125
     1,000   CorporateFamily Solutions, Inc.                         26,625
   515,000   First Cash, Inc.<F1>                                 4,184,375
   169,000   Rent-Way, Inc.<F1>                                   4,013,750
    40,750   Seattle FilmWorks, Inc.<F1>                            371,844
    60,500   U.S. Pawn, Inc.<F1>                                    219,312
                                                               ------------
                                                                 12,271,031
                                                               ------------

             REAL ESTATE 0.9%
    85,000   Sunstone Hotel Investors, Inc. REIT                  1,360,000
                                                               ------------

             RETAIL 11.1%
    42,500   American Coin Merchandising, Inc.<F1>                  850,000
    78,500   Friedman's Inc.<F1>                                  1,594,531
    20,000   Garden Fresh Restaurant Corp.<F1>                      373,750
    87,900   Hibbett Sporting Goods, Inc.<F1>                     2,439,225
   216,725   K&G Men's Center, Inc.<F1>                           4,469,953
   265,445   Marks Bros. Jewelers, Inc.<F1>                       5,259,129
    24,000   O'Charley's Inc.<F1>                                   510,000
    25,000   Paper Warehouse, Inc.<F1>                              143,750
    41,000   PJ America Inc.<F1>                                    738,000
                                                               ------------
                                                                 16,378,338
                                                               ------------

             SEMICONDUCTORS 9.9%
    63,700   Aetrium Inc.<F1>                                       923,650
   199,189   Micrel, Inc.<F1>                                     7,556,733
   192,500   Microchip Technology, Inc.<F1>                       4,042,500
    27,500   SDL, Inc.<F1>                                          653,125
   130,400   Supertex, Inc.<F1>                                   1,450,700
                                                               ------------
                                                                 14,626,708
                                                               ------------

             TRANSPORTATION 4.0%
    40,000   Covenant Transport, Inc.<F1>                           876,250
    16,250   Jevic Transportation, Inc.<F1>                         243,750
    18,000   Motor Cargo Industries, Inc.<F1>                       202,500
    24,000   Smithway Motor Xpress Corp.<F1>                        357,000
    50,500   Transport Corp. of America, Inc.<F1>                   864,812
   229,500   USA Truck, Inc.<F1>                                  3,442,500
                                                               ------------
                                                                  5,986,812
                                                               ------------

             TOTAL COMMON STOCKS (COST $109,426,475)            143,716,490
                                                               ------------

                                                   Semi-Annual Report ----------


MICRO-CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 1998 (UNAUDITED)

     PRINCIPAL
      AMOUNT                                                       VALUE
---------------------------------------------------------------------------

             SHORT-TERM INVESTMENT 1.0%
             --------------------------
             (Variable Rate Demand Deposits)
$1,495,792   UMB Bank Money Market Fiduciary, 4.54%              $1,495,792
                                                               ------------
             TOTAL SHORT-TERM INVESTMENT (COST $1,495,792)        1,495,792
                                                               ------------

             TOTAL INVESTMENTS (COST $110,922,267) 98.0%        145,212,282

             CASH AND OTHER ASSETS, LESS LIABILITIES 2.0%         2,925,145
                                                               ------------

             NET ASSETS 100.0%                                 $148,137,427
                                                               ============

             <F1> Non-income producing
             See notes to financial statements.

AGGRESSIVE EQUITY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------
MARCH 31, 1998 (UNAUDITED)

       NUMBER
     OF SHARES                                                     VALUE
---------------------------------------------------------------------------

             COMMON STOCKS 93.4%
             -------------------
             BUSINESS PRODUCTS 2.9%
   217,300   Daisytek International Corp.<F1>                      $  5,296,687
                                                               ------------

             BUSINESS SERVICES 15.9%
   120,700   Alternative Resources Corp.<F1>                      2,542,244
   234,700   Altron Inc.<F1>                                      3,579,175
    67,400   Data Processing Resources Corp.<F1>                  2,093,613
   175,600   F.Y.I. Inc.<F1>                                      4,807,050
    49,475   Lason Holdings, Inc.<F1>                             1,867,681
   291,300   National Dentex Corp.<F1>                            7,355,325
   137,100   RemedyTemp, Inc.<F1>                                 4,438,612
    30,150   Sanmina Corp.<F1>                                    2,108,616
                                                               ------------
                                                                 28,792,316
                                                               ------------

             COMPUTER SOFTWARE 5.2%
    64,700   Aspen Technologies, Inc.<F1>                         2,668,875
   140,800   Deltek Systems, Inc.<F1>                             2,499,200
   127,850   Synopsys, Inc.<F1>                                   4,187,088
                                                               ------------
                                                                  9,355,163
                                                               ------------

             COMPUTER SYSTEMS & COMPONENTS 0.7%
    53,300   Eltron International, Inc.<F1>                       1,305,850
                                                               ------------

             HEALTH CARE PRODUCTS 6.7%
    30,000   CN Biosciences, Inc.<F1>                               780,000
    97,400   Serologicals Corp.<F1>                               2,751,550
   441,300   Techne Corp.<F1>                                     8,550,188
                                                               ------------
                                                                 12,081,738
                                                               ------------

             HEALTH CARE SERVICES 4.4%
    57,150   Express Scripts, Inc., Class A<F1>                   4,845,248
   124,600   National Surgery Centers, Inc.<F1>                   3,185,087
                                                               ------------
                                                                  8,030,335
                                                               ------------

             PERSONAL PRODUCTS 6.8%
   154,700   Nu Skin Asia Pacific, Inc., Class A<F1>              3,983,525
   221,050   Travis Boats & Motors, Inc.<F1>                      5,885,456
    37,600   USANA, Inc.<F1>                                      1,048,100
    84,250   Weider Nutrition International, Inc.                 1,305,875
                                                               ------------
                                                                 12,222,956
                                                               ------------

                                                   Semi-Annual Report ----------

AGGRESSIVE EQUITY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------
MARCH 31, 1998 (UNAUDITED)

       NUMBER
     OF SHARES                                                     VALUE
---------------------------------------------------------------------------
             PERSONAL SERVICES 4.0%
    60,500   Loewen Group, Inc.                                  $1,527,625
   132,000   Renter's Choice, Inc.<F1>                            3,234,000
   107,000   Rent-Way, Inc.<F1>                                   2,541,250
                                                               ------------
                                                                  7,302,875
                                                               ------------

             REAL ESTATE 10.3%
   349,700   National Health Investors, Inc. REIT                13,944,288
    82,075   Oasis Residential, Inc. REIT                         1,821,039
   175,750   Sunstone Hotel Investors, Inc. REIT                  2,812,000
                                                               ------------
                                                                 18,577,327
                                                               ------------

             RETAIL 19.1%
   209,850   Friedman's Inc.<F1>                                  4,262,578
   223,200   General Nutrition Cos., Inc.<F1>                     8,872,200
    75,000   Hibbett Sporting Goods, Inc.<F1>                     2,081,250
   171,825   K&G Men's Center, Inc.<F1>                           3,543,891
   273,600   Marks Bros. Jewelers, Inc.<F1>                       5,420,700
    96,650   O'Charley's Inc.<F1>                                 2,053,812
   222,700   O'Reilly Automotive, Inc.<F1>                        6,138,169
    46,350   St. John Knits, Inc.                                 2,190,038
                                                               ------------
                                                                 34,562,638
                                                               ------------

             SEMICONDUCTORS 9.9%
   236,800   Micrel, Inc.<F1>                                     8,983,600
   360,625   Microchip Technology, Inc.<F1>                       7,573,125
    53,750   SDL, Inc.<F1>                                        1,276,563
                                                               ------------
                                                                 17,833,288
                                                               ------------

             TELECOMMUNICATIONS 3.3%
    95,750   Powertel, Inc.<F1>                                   2,067,602
    66,850   REMEC, Inc.<F1>                                      1,917,759
    56,090   United States Cellular Corp.<F1>                     1,903,554
                                                               ------------
                                                                  5,888,915
                                                               ------------

             TRANSPORTATION 4.2%
    64,200   AirNet Systems, Inc.<F1>                             1,861,800
   131,700   Expeditors International of Washington, Inc.         5,646,637
     9,405   OEA, Inc.                                              171,053
                                                               ------------
                                                                  7,679,490
                                                               ------------

             TOTAL COMMON STOCKS (COST $115,693,183)            168,929,578
                                                               ------------

AGGRESSIVE EQUITY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------
MARCH 31, 1998 (UNAUDITED)

     PRINCIPAL
       AMOUNT                                                      VALUE
---------------------------------------------------------------------------

             SHORT-TERM INVESTMENT 6.7%
             --------------------------
             (Variable Rate Demand Deposits)
$12,085,714  UMB Bank Money Market Fiduciary, 4.54%            $ 12,085,714
                                                               ------------
             TOTAL SHORT-TERM INVESTMENT (COST $12,085,714)      12,085,714
                                                               ------------

             TOTAL INVESTMENTS (COST $127,778,897) 100.1%       181,015,292

             LIABILITIES, LESS CASH AND OTHER ASSETS (0.1)%       (166,873)
                                                               ------------
             NET ASSETS 100.0%                                 $180,848,419
                                                               ============

             <F1> Non-income producing
             See notes to financial statements.

                                                   Semi-Annual Report ----------

MICRO-CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 1998 (UNAUDITED)

       NUMBER
     OF SHARES                                                     VALUE
---------------------------------------------------------------------------

             COMMON STOCKS 91.4%
             -------------------
             BASIC MATERIALS 3.9%
    44,900   Arrow-Magnolia International, Inc.<F1>            $    280,625
     7,000   Republic Group Incorporated                            142,625
     5,500   Encore Wire Corporation<F1>                            178,062
                                                               ------------
                                                                    601,312
                                                               ------------

             BUILDERS & BUILDING SUPPLIES 4.4%
    17,500   Building Materials Holding Corp.<F1>                   238,437
     4,680   Cavalier Homes, Inc.                                    53,527
     4,900   Crossman Communities, Inc.<F1>                         145,469
     1,600   Drew Industries Incorporated                            20,200
     4,300   Kevco, Inc.<F1>                                         80,088
     7,700   M/I Schottenstein Homes, Inc.                          168,438
     2,000   Modtech, Inc.<F1>                                       41,125
     7,500   Robertson-Ceco Corporation<F1>                          82,031
     6,500   Schuff Steel Company<F1>                                92,625
                                                               ------------
                                                                    921,940
                                                               ------------

             BUSINESS PRODUCTS 6.1%
     5,500   Cameron Ashley Building Products, Inc.<F1>             100,719
     6,200   Daisytek International Corp.<F1>                       151,125
     9,000   Farr Company<F1>                                       173,250
     2,500   Goddard Industries, Inc.<F1>                             5,938
    23,900   Mesa Laboratories, Inc.<F1>                            138,919
     9,400   Quipp, Inc.<F1>                                        144,525
                                                               ------------
                                                                    714,476
                                                               ------------

             BUSINESS SERVICES 7.0%
    11,000   Altron Inc.<F1>                                        167,750
    92,100   Carnegie Group, Inc.<F1>                               330,984
     8,500   Elamex, S.A. de C.V.<F1>                                63,750
     5,000   IntelliQuest Information Group, Inc.                    56,875
     5,100   National Dentex Corp.<F1>                              128,775
     3,800   RemedyTemp, Inc.<F1>                                   123,025
    15,000   Sigma Circuits, Inc.<F1>                               130,312
    25,000   Solomon-Page Group Ltd. (The)<F1>                       86,719
                                                               ------------
                                                                  1,088,190
                                                               ------------

             COMPUTER SOFTWARE 0.9%
     7,000   Remedy Corporation<F1>                                 137,375
                                                               ------------

MICRO-CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 1998 (UNAUDITED)

       NUMBER
     OF SHARES                                                     VALUE
---------------------------------------------------------------------------

             COMPUTER SYSTEMS & COMPONENTS 9.5%
    15,500   Active Voice Corp.<F1>                            $    203,437
     6,000   BMC Industries, Inc.                                   116,625
     9,700   C.P. Clare Corp.<F1>                                   134,587
     4,500   Cherry Corporation, Class A<F1>                         81,000
     7,300   CORCOM, Inc.<F1>                                        90,337
    11,000   Eltron International, Inc.<F1>                         269,500
     6,400   Optek Technology, Inc.<F1>                             164,000
    12,000   Percon, Inc.<F1>                                       133,125
    14,000   TransAct Technologies, Inc.<F1>                        129,500
     9,600   Trident International, Inc.<F1>                        147,600
                                                               ------------
                                                                  1,469,711
                                                               ------------

             ENERGY 3.0%
     9,500   Dawson Geophysical Company<F1>                         150,813
     8,300   Prima Energy Corporation<F1>                           149,400
     9,200   UNIFAB International, Inc.<F1>                         161,000
                                                               ------------
                                                                    461,213
                                                               ------------
             FINANCIAL SERVICES 8.5%
    10,000   Centris Group, Inc. (The)                              122,500
     4,500   Community Bank System, Inc.                            153,000
     5,600   Home Port Bancorp, Inc.                                148,400
     2,835   Northrim Bank                                           38,981
     6,700   People's Bancshares, Inc.                              167,500
     5,900   PVF Capital Corp.<F1>                                  141,600
     7,400   RTW, Inc.<F1>                                           59,200
     2,700   Union Bankshares Ltd.<F1>                               77,625
    61,500   World Acceptance Corp.<F1>                             407,437
                                                               ------------
                                                                  1,316,243
                                                               ------------

             HEALTH CARE PRODUCTS 2.6%
     6,500   Biochem International Inc.<F1>                          40,625
    18,300   ICU Medical, Inc.<F1>                                  276,788
     5,500   Young Innovations, Inc.<F1>                             85,250
                                                               ------------
                                                                    402,663
                                                               ------------

             HEALTH CARE SERVICES 4.1%
     6,300   CorVel Corp.<F1>                                       250,425
    11,000   First Commonwealth, Inc.<F1>                           166,375
    31,000   Laboratory Specialists of America, Inc.<F1>            149,187
     8,000   Medstone International, Inc.<F1>                       79,000
                                                               ------------
                                                                    644,987
                                                               ------------

                                                   Semi-Annual Report ----------

MICRO-CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 1998 (UNAUDITED)

       NUMBER
     OF SHARES                                                     VALUE
---------------------------------------------------------------------------
             PERSONAL PRODUCTS 8.7%
    18,000   Conso Products Company<F1>                          $  151,875
     3,600   Day Runner, Inc.<F1>                                    80,100
     1,400   Decorator Industries, Inc.                              14,700
     5,000   Market America, Inc.<F1>                                27,188
     5,700   Natural Alternatives International, Inc.<F1>           114,712
     4,000   Nu Skin Asia Pacific, Inc., ClassA<F1>                 103,000
    12,600   Racing Champions Corporation<F1>                       136,238
    44,800   Signature Eyewear, Inc.<F1>                            456,400
    29,500   THT Inc.<F1>                                           105,094
     5,500   USANA, Inc.<F1>                                        153,312
                                                               ------------
                                                                  1,342,619
                                                               ------------

                    PERSONAL SERVICES 3.0%
    38,500   First Cash, Inc.<F1>                                   312,813
    43,000   U.S. Pawn, Inc.<F1>                                    155,875
                                                               ------------
                                                                    468,688
                                                               ------------

             REAL ESTATE 4.5%
     9,500   Commercial Net Lease Realty, Inc. REIT                 167,438
     5,000   Excel Realty Trust, Inc. REIT                          178,125
       900   Redwood Trust, Inc. REIT                                21,150
    10,900   Sunstone Hotel Investors, Inc. REIT                    174,400
    11,500   Winston Hotels, Inc. REIT                              152,375
                                                               ------------
                                                                    693,488
                                                               ------------

             RETAIL 12.3%
    49,500   Filene's Basement Corp.<F1>                            266,062
    24,700   Friedman's Inc.<F1>                                    501,719
    19,400   Marks Bros. Jewelers, Inc.<F1>                         384,363
     7,900   O'Charley's Inc.<F1>                                   167,875
    17,900   Ryan's Family Steak Houses, Inc.<F1>                   162,219
    12,800   Sport-Haley, Inc.<F1>                                  128,000
    11,800   Supreme International Corporation<F1>                  147,500
    10,200   Syms Corp.<F1>                                         144,075
                                                               ------------
                                                                  1,901,813
                                                               ------------

MICRO-CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 1998 (UNAUDITED)

       NUMBER
     OF SHARES                                                     VALUE
---------------------------------------------------------------------------

             SEMICONDUCTORS 4.8%
    10,800   Aehr Test Systems<F1>                             $     64,800
     2,000   Aetrium Inc.<F1>                                        29,000
     1,800   Cohu, Inc.                                              68,400
     7,000   Microchip Technology, Inc.<F1>                         147,000
     6,500   Microsemi Corporation<F1>                              107,250
    30,000   Supertex, Inc.<F1>                                     333,750
                                                               ------------
                                                                    750,200
                                                               ------------

             Telecommunications 0.6%
     5,200   Rural Cellular Corporation<F1>                          88,400
                                                               ------------

             TRANSPORTATION 6.0%
     9,000   Air Transport Holding Company, Inc.                    121,500
     1,400   Federal Screw Works                                     79,800
     6,000   Motor Cargo Industries, Inc.<F1>                        67,500
     9,600   OEA, Inc.                                              174,600
    20,800   Smithway Motor Xpress Corp.<F1>                        309,400
    10,800   USA Truck, Inc.<F1>                                    162,000
     2,900   Westerbeke Corporation<F1>                              10,150
                                                               ------------
                                                                    924,950
                                                               ------------

             UTILITIES 1.5%
     5,900   CTG Resources, Inc.                                    151,556
     2,300   TNP Enterprises, Inc.                                   76,044
                                                               ------------
                                                                    227,600
                                                               ------------

             TOTAL COMMON STOCKS (COST $13,097,440)              14,155,868
                                                               ------------

                                                   Semi-Annual Report ----------


MICRO-CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 1998 (UNAUDITED)

     PRINCIPAL
       AMOUNT                                                      VALUE
---------------------------------------------------------------------------

             SHORT-TERM INVESTMENT 7.9%
             --------------------------
             (Variable Rate Demand Deposits)
$1,226,467   UMB Bank Money Market Fiduciary, 4.54%            $  1,226,467
                                                               ------------
             TOTAL SHORT-TERM INVESTMENT (COST $1,226,467)        1,226,467
                                                               ------------

             TOTAL INVESTMENTS (COST $14,323,907) 99.3%          15,382,335

             CASH AND OTHER ASSETS, LESS LIABILITIES 0.7%           106,546
                                                               ------------

             NET ASSETS 100.0%                                 $ 15,488,881
                                                               ============

             <F1> Non-income producing
             See notes to financial statements.

GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------
MARCH 31, 1998 (UNAUDITED)

       NUMBER
     OF SHARES                                                     VALUE
---------------------------------------------------------------------------

             COMMON STOCKS 88.8%
             -------------------
             BUILDERS & BUILDING SUPPLIES 2.1%
   273,123   Building Materials Holding Corp.<F1>              $  3,721,301
                                                               ------------

             BUSINESS SERVICES 8.7%
   223,800   Altron Inc.<F1>                                      3,412,950
    58,300   American Business Information, Inc., Class A<F1>       765,188
   187,000   National Dentex Corp.<F1>                            4,721,750
    97,900   RemedyTemp, Inc.<F1>                                 3,169,513
   151,700   SCP Pool Corporation<F1>                             3,413,250
                                                               ------------
                                                                 15,482,651
                                                               ------------

             COMPUTER SOFTWARE 2.6%
   140,700   Synopsys, Inc.<F1>                                   4,607,925
                                                               ------------

             COMPUTER SYSTEMS & COMPONENTS 1.7%
   122,850   Eltron International, Inc.<F1>                       3,009,825
                                                               ------------

             FINANCIAL SERVICES 8.0%
    60,500   AmeriCredit Corp.<F1>                                1,663,750
     5,000   Franklin Savings Assn.<F1>                                   1
   156,200   RTW, Inc.<F1>                                        1,249,600
   184,510   Washington Federal, Inc.                             5,120,152
   919,386   World Acceptance Corp.<F1>                           6,090,931
                                                               ------------
                                                                 14,124,434
                                                               ------------

             HEALTH CARE PRODUCTS 3.7%
    67,700   Amgen, Inc.<F1>                                      4,121,237
   129,500   Techne Corp.<F1>                                     2,509,063
                                                               ------------
                                                                  6,630,300
                                                               ------------

             HEALTH CARE SERVICES 9.3%
   120,425   CorVel Corp.<F1>                                     4,786,894
    89,000   First Health Group Corp.<F1>                         4,828,250
   682,381   Home Health Corp. of America, Inc.<F1>               1,897,872
    51,000   Integrated Health Services, Inc.                     2,004,937
    60,000   National Surgery Centers, Inc.<F1>                   1,533,750
    22,000   Pediatrix Medical Group Inc.<F1>                     1,023,000
    93,500   Physicians Resource Group, Inc.<F1>                    344,781
                                                               ------------
                                                                 16,419,484
                                                               ------------

                                                   Semi-Annual Report ----------


GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------
MARCH 31, 1998 (UNAUDITED)

       NUMBER
     OF SHARES                                                     VALUE
---------------------------------------------------------------------------
             PERSONAL PRODUCTS 8.6%
    74,600   Day Runner, Inc.<F1>                              $  1,659,850
   208,900   Franklin Covey Co.<F1>                               5,078,881
   187,700   Natural Alternatives International, Inc.<F1>         3,777,463
   181,100   Nu Skin Asia Pacific, Inc., Class A<F1>              4,663,325
                                                               ------------
                                                                 15,179,519
                                                               ------------

             PERSONAL SERVICES 8.1%
    82,900   Ambassadors International, Inc.<F1>                  2,186,487
   424,200   First Cash, Inc.<F1>                                 3,446,625
   354,700   Renter's Choice, Inc.<F1>                            8,690,150
                                                               ------------
                                                                 14,323,262
                                                               ------------

             REAL ESTATE 8.2%
   211,200   National Health Investors, Inc. REIT                 8,421,600
   381,800   Sunstone Hotel Investors, Inc. REIT                  6,108,800
                                                               ------------
                                                                 14,530,400
                                                               ------------

             RETAIL 20.5%
    32,000   American Coin Merchandising, Inc.<F1>                  640,000
   351,975   Friedman's Inc.<F1>                                  7,149,492
   132,200   General Nutrition Cos., Inc.<F1>                     5,254,950
   250,300   Hollywood Entertainment Corp.<F1>                    3,504,200
   148,600   Home Centers (DIY) Ltd.<F1>                          1,894,650
   396,600   Marks Bros. Jewelers, Inc.<F1>                       7,857,637
   303,400   O'Reilly Automotive, Inc.<F1>                        8,362,463
    98,900   PJ America Inc.<F1>                                  1,780,200
                                                               ------------
                                                                 36,443,592
                                                               ------------

             SEMICONDUCTORS 0.4%
    36,500   Microchip Technology, Inc.<F1>                         766,500
                                                               ------------

             TELECOMMUNICATIONS 3.4%
    67,436   Century Telephone Enterprises, Inc.                  4,122,025
    15,000   Telecomunicacoes Brasileiras S.A.-Telebras           1,947,188
                                                               ------------
                                                                  6,069,213
                                                               ------------
             TRANSPORTATION 3.5%
   122,400   AirNet Systems, Inc.<F1>                             3,549,600
   176,200   USA Truck, Inc.<F1>                                  2,643,000
                                                               ------------
                                                                  6,192,600
                                                               ------------
             TOTAL COMMON STOCKS (COST $122,426,727)            157,501,006
                                                               ------------


GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------
MARCH 31, 1998 (UNAUDITED)

     PRINCIPAL
       AMOUNT                                                      VALUE
---------------------------------------------------------------------------

             WARRANTS 0.0%
             -------------
$        1   Cherokee, Inc. Series C                           $          1
                                                               ------------
             TOTAL WARRANTS (COST $6)                                     1
                                                               ------------

             SHORT-TERM INVESTMENT 10.7%
             ---------------------------
             (Variable Rate Demand Deposits)

 19,018,006  UMB Bank Money Market Fiduciary, 4.54%              19,018,006
                                                               ------------
             TOTAL SHORT-TERM INVESTMENT (COST $19,018,006)      19,018,006
                                                               ------------

             TOTAL INVESTMENTS (COST $141,444,739) 99.5%        176,519,013

             CASH AND OTHER ASSETS, LESS LIABILITIES 0.5%           856,817
                                                               ------------

             NET ASSETS 100.0%                                 $177,375,830
                                                               ============

             <F1> Non-income producing
             See notes to financial statements.

                                                   Semi-Annual Report ----------


U.S. TREASURY FUND-SCHEDULE OF INVESTMENTS
------------------------------------------
MARCH 31, 1998 (UNAUDITED)

  PRINCIPAL
   AMOUNT                                                           VALUE
---------------------------------------------------------------------------

             U.S. GOVERNMENT OBLIGATIONS 96.2%
             ---------------------------------
$3,000,000   U.S. Treasury Bond, 6.25%, 8/15/23                $  3,090,960
 1,300,000   U.S. Treasury Bond, 7.50%, 11/15/24                  1,554,709
 2,405,000   U.S. Treasury Bond, 6.875%, 8/15/25                  2,680,950
 1,100,000   U.S. Treasury Bond, 6.00%, 2/15/26                   1,099,219
   750,000   U.S. Treasury Bond, 6.75%, 8/15/26                     825,683
 2,735,000   U.S. Treasury Bond, 6.50%, 11/15/26                  2,918,956
 2,420,000   U.S. Treasury Bond, 6.625%, 2/15/27                  2,624,611
 2,830,000   U.S. Treasury Bond, 6.375%, 8/15/27                  2,989,923
                                                               ------------
             TOTAL U.S. GOVERNMENT Obligations
                (COST $16,687,340)                               17,785,011
                                                               ------------

             SHORT-TERM INVESTMENT 5.0%
             --------------------------
             (Variable Rate Demand Deposits)

   931,599   UMB Bank Money Market Fiduciary, 4.54%                 931,599
                                                               ------------
             TOTAL SHORT-TERM INVESTMENT (COST $931,599)            931,599
                                                               ------------

             TOTAL INVESTMENTS (COST $17,618,939) 101.2%         18,716,610

             LIABILITIES, LESS CASH AND OTHER ASSETS (1.2)%       (222,067)
                                                               ------------

             NET ASSETS 100.0%                                 $ 18,494,543
                                                               ============

             See notes to financial statements.


                       This page intentionally left blank.


WASATCH FUNDS-STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------
MARCH 31, 1998 (UNAUDITED)

                                                                            AGGRESSIVE     MICRO-CAP                       U.S.
                                               MID-CAP       MICRO-CAP        EQUITY         VALUE          GROWTH       TREASURY
                                                 FUND           FUND           FUND          FUND            FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value
     Nonaffiliated issuers (cost $46,892,174,
       $102,775,230, $118,281,354,
       $14,323,907, $129,476,093
       and $17,618,939, respectively)        $56,912,185   $134,267,219   $167,774,511    $15,382,335   $166,452,766    $18,716,610
     Affiliated issuers (cost $0,
       $8,147,037, $9,497,543, $0,
       $11,968,646 and $0, respectively)               -     10,945,063     13,240,781              -     10,066,247              -
  Receivable for investment securities sold    2,355,131      3,829,130        984,831        174,434      3,417,771              -
  Interest and dividends receivable                9,828         20,272        291,176         12,376        205,101        207,140
  Prepaid expenses and other assets               19,455         33,871         26,397            653         91,649          8,355
  Receivable from advisor                         10,512         13,698              -          9,327              -          2,295
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Total Assets                             59,307,111    149,109,253    182,317,696     15,579,125    180,233,534     18,934,400
                                            ------------   ------------   ------------   ------------   ------------   ------------

LIABILITIES:
  Payable for investment
     securities purchased                      1,656,981        824,268      1,298,511         65,880      2,778,526        434,690
  Accrued investment advisory fee                 17,725         73,567         70,804          5,788         43,586          2,273
  Accrued expenses                                46,073         73,991         99,962         18,576         35,592          2,894
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Total Liabilities                         1,720,779        971,826      1,469,277         90,244      2,857,704        439,857
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS                                  $ 57,586,332   $148,137,427   $180,848,419    $15,488,881   $177,375,830    $18,494,543
                                            ============   ============   ============   ============   ============   ============

NET ASSETS CONSIST OF:
  Capital stock                                   31,109        334,998         65,829         66,358         79,486         15,763
  Paid-in capital in excess of par            45,613,660    103,289,843    111,063,989     14,300,219    139,238,494     17,160,838
  Undistributed net investment income                  -              -         38,854              -         10,524        222,030
  Undistributed net realized gain (loss)
     on investments                            1,921,552     10,222,571     16,443,352         63,876      2,973,052        (1,759)
  Net unrealized appreciation
     on investments                           10,020,011     34,290,015     53,236,395      1,058,428     35,074,274      1,097,671
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Net Assets                              $57,586,332   $148,137,427   $180,848,419    $15,488,881   $177,375,830    $18,494,543
                                            ============   ============   ============   ============   ============   ============

CAPITAL STOCK, $.01 PAR VALUE:
  Authorized                              10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000
  Issued and outstanding                       3,110,851     33,499,843      6,582,945      6,635,790      7,948,607      1,576,322

NET ASSET VALUE, REDEMPTION PRICE
  AND OFFERING PRICE PER SHARE              $      18.51   $       4.42   $      27.47   $       2.33   $      22.32   $      11.73
                                            ============   ============   ============   ============   ============   ============

See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF OPERATIONS
---------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)

                                                                            AGGRESSIVE     MICRO-CAP                       U.S.
                                               MID-CAP       MICRO-CAP        EQUITY         VALUE          GROWTH       TREASURY
                                                 FUND           FUND           FUND          FUND<F1>        FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                  $     54,641   $    167,096   $    105,745   $     14,589   $    204,654   $    443,589
  Dividends                                       19,215         26,455        755,309         13,012        509,353              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
                                                  73,856        193,551        861,054         27,601        714,007        443,589
                                            ------------   ------------   ------------   ------------   ------------   ------------

EXPENSES:
  Investment advisory fee                        400,287      1,355,504        888,199         33,075        754,390         36,590
  Shareholder servicing fees                     115,060        179,217        225,945          8,556        125,745         11,417
  Fund administration and accounting fees         47,436        100,391        131,566          7,192        111,741         10,839
  Reports to shareholders                         23,966         43,058         38,502          2,881         40,299          3,948
  Federal and state registration fees             15,200         13,104         19,222         12,594         18,200          7,790
  Custody fees                                     9,627         11,645          9,810          3,172          8,692            640
  Legal fees                                       5,350         11,982         13,829          5,799         11,696            874
  Audit fees                                       3,735          6,612          7,780            878          6,728          1,602
  Directors' fees                                  1,054          2,090          2,670            125          2,024            172
  Other                                            2,988          4,587          5,221          1,281          3,747            764
                                            ------------   ------------   ------------   ------------   ------------   ------------

  Total expenses before reimbursement            624,703      1,728,190      1,342,744         75,553      1,083,262         74,636
  Reimbursement of expenses by advisor          (64,301)       (34,892)       (11,751)       (32,369)              _       (19,752)
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Net expenses                                   560,402      1,693,298      1,330,993         43,184      1,083,262         54,884

NET INVESTMENT INCOME (LOSS)                   (486,546)    (1,499,747)      (469,939)       (15,583)      (369,255)        388,705
                                            ------------   ------------   ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investments             4,729,050     13,114,260     18,389,173         79,459      4,558,982         42,294

  Change in unrealized appreciation/
     depreciation on investments             (8,801,604)      3,547,391    (6,794,584)      1,058,428      9,434,421        565,129
                                            ------------   ------------   ------------   ------------   ------------   ------------

  Net gain (loss) on investments             (4,072,554)     16,661,651     11,594,589      1,137,887     13,993,403        607,423
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $(4,559,100)    $15,161,904    $11,124,650     $1,122,304    $13,624,148       $996,128
                                            ============   ============   ============   ============   ============   ============

<F1> Inception date of Fund was December 17, 1997.


See notes to financial statements.


WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------

                                                    MID-CAP FUND                 MICRO-CAP FUND           AGGRESSIVE EQUITY FUND
                                              SIX MONTHS        YEAR        SIX MONTHS       YEAR        SIX MONTHS        YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                            MARCH 31, 1998 SEPTEMBER 30,  MARCH 31, 1998 SEPTEMBER 30, MARCH 31, 1998  SEPTEMBER 30,
                                             (UNAUDITED)        1997       (UNAUDITED)       1997        (UNAUDITED)       1997
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)              $  (486,546)   $(1,254,417)   $(1,499,747)   $(1,458,430)    $ (469,939)   $  (757,045)
  Net realized gain on
     investments                               4,729,050     15,258,686     13,114,260     13,149,891     18,389,173     31,513,784
  Change in unrealized appreciation/
     depreciation on investments             (8,801,604)      1,592,547      3,547,391     24,309,512    (6,794,584)     16,058,451
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets
     resulting from operations               (4,559,100)     15,596,816     15,161,904     36,000,973     11,124,650     46,815,190

DIVIDENDS PAID FROM:
  Net realized gains                         (6,627,300)       (15,375)    (9,713,791)    (4,659,756)   (22,723,111)   (10,767,566)
                                            ------------   ------------   ------------   ------------   ------------   ------------
                                             (6,627,300)       (15,375)    (9,713,791)    (4,659,756)   (22,723,111)   (10,767,566)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                 14,452,368     31,875,753     34,530,925     91,645,382      4,913,052     16,269,246
  Shares issued to holders in
     reinvestment of dividends                 6,518,196         15,089      9,627,076      4,568,891     21,364,851     10,048,278
                                            ------------   ------------   ------------   ------------   ------------   ------------
                                              20,970,564     31,890,842     44,158,001     96,214,273     26,277,903     26,317,524

  Shares redeemed                           (29,440,568)   (98,719,877)   (59,376,137)   (63,651,794)   (22,796,108)  (126,719,050)
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease)                    (8,470,004)   (66,829,035)   (15,218,136)     32,562,479      3,481,795  (100,401,526)
                                            ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS     (19,656,404)   (51,247,594)    (9,770,023)     63,903,696    (8,116,666)   (64,353,902)

NET ASSETS:
  Beginning of period                         77,242,736    128,490,330    157,907,450     94,003,754    188,965,085    253,318,987
  End of period                              $57,586,332   $ 77,242,736   $148,137,427   $157,907,450   $180,848,419   $188,965,085
                                            ============   ============   ============   ============   ============   ============

  Undistributed net investment income
      included in net assets at end of
     period                                            -              -              -              -              -        $64,216
                                            ============   ============   ============   ============   ============   ============


See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------

                                           MICRO-CAP VALUE FUND              GROWTH FUND                     U.S. TREASURY
                                            DECEMBER 17, 1997        SIX MONTHS         YEAR           SIX MONTHS          YEAR
                                                 THROUGH               ENDED            ENDED            ENDED            ENDED
                                              MARCH 31, 1998       MARCH 31, 1998   SEPTEMBER 30,    MARCH 31, 1998   SEPTEMBER 30,
                                               (UNAUDITED)           (UNAUDITED)        1997          (UNAUDITED)          1997
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                $   (15,583)         $   (369,255)   $     419,935    $     388,705   $     597,921
  Net realized gain on
     investments                                    79,459             4,558,982      14,521,194           42,294          22,912
  Change in unrealized appreciation/
     depreciation on investments                 1,058,428             9,434,421      16,863,575          565,129         560,378
                                              ------------          ------------    ------------     ------------    ------------
  Net increase in net assets
     resulting from operations                   1,122,304            13,624,148      31,804,704          996,128       1,181,211

DIVIDENDS PAID FROM:
  Net investment income                                  -             (192,317)       (342,214)        (640,620)       (194,393)
  Net realized gains                                     -          (10,838,073)     (6,352,213)                -               -
                                              ------------          ------------    ------------     ------------    ------------
                                                         -          (11,030,390)     (6,694,427)        (640,620)       (194,393)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                   16,108,065            67,021,239      68,453,640       10,816,599       7,961,845
  Shares issued to holders in
     reinvestment of dividends                           -            10,904,029       6,494,354          635,951         191,694
                                              ------------          ------------    ------------     ------------    ------------
                                                16,108,065            77,925,268      74,947,994       11,452,550       8,153,539
  Shares redeemed                              (1,741,488)          (38,580,387)    (68,857,722)      (4,518,560)     (5,362,196)
                                              ------------          ------------    ------------     ------------    ------------
  Net increase                                  14,366,577            39,344,881       6,090,272        6,933,990       2,791,343
                                              ------------          ------------    ------------     ------------    ------------

TOTAL INCREASE IN NET ASSETS                    15,488,881            41,938,639      31,200,549        7,289,498       3,778,161

NET ASSETS:
  Beginning of period                                    -           135,437,191     104,236,642       11,205,045       7,426,884
                                              ------------          ------------    ------------     ------------    ------------
  End of period                               $ 15,488,881          $177,375,830    $135,437,191     $ 18,494,543    $ 11,205,045
                                              ============          ============    ============     ============    ============
  Undistributed net investment income
     included in net assets at end of
     period                                              -                     -        $159,222         $222,030        $473,945
                                              ============          ============    ============     ============    ============


See notes to financial statements.


MID-CAP FUND-FINANCIAL HIGHLIGHTS                           MID-CAP FUND-FINANCIAL HIGHLIGHTS
----------------------------------                          ----------------------------------
Six months ended March 31, 1998 (Unaudited)                 Year ended September 30

                                                   1998           1997           1996           1995           1994           1993
---------------------------------------------------------    -----------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD              $21.85         $17.95         $18.61         $11.02         $10.51          $9.93


INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.16)         (0.35)         (0.26)         (0.02)         (0.27)         (0.07)
Net realized and unrealized gains (losses)
  on securities                                   (1.18)           4.25         (0.21)           7.64           0.78           0.65
                                            ------------   ------------   ------------   ------------   ------------   ------------
TOTAL FROM INVESTMENT OPERATIONS                  (1.34)           3.90         (0.47)           7.62           0.51           0.58

LESS DISTRIBUTIONS:
Distributions from capital gains                  (2.00)              -         (0.19)         (0.03)              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS                               (2.00)              -         (0.19)         (0.03)              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET ASSET VALUE, END OF PERIOD                    $18.51         $21.85         $17.95         $18.61         $11.02         $10.51
                                             ===========    ===========    ===========    ===========    ===========    ===========

TOTAL RETURN<F1>                                 (4.47)%         21.75%        (2.54)%         69.24%          4.85%          $5.85

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)         $57,586        $77,243       $128,490        $98,605         $1,091         $2,451
Ratio of expenses to average net assets<F2>        1.75%          1.75%          1.75%          1.75%          1.75%          1.74%
Ratio of net income (loss) to average
  net assets<F2>                                 (1.52)%        (1.48)%        (1.27)%        (0.71)%        (1.19)%        (0.86)%
Portfolio turnover rate                              52%           103%           121%            46%           213%           113%
Average commission rate paid on
  portfolio investment transactions<F3>            $0.06          $0.05          $0.05            N/A            N/A            N/A

<F1> Not annualized for periods less than a year.
<F2> Net of reimbursements by advisor. Absent reimbursement of expenses by advisor, the ratio of expenses to average net assets would be 1.95%, 1.89%, 1.81%, 1.94%, 3.33% and 2.69%, respectively, and the ratio of net income (loss) to average net assets would be (1.72)%, (1.62)%, (1.33)%, (0.90)%, (2.76)% and (1.81)%, respectively.
<F3> Disclosure required by the Securities and Exchange Commission beginning 1996.


See notes to financial statements.


MICRO-CAP-FINANCIAL HIGHLIGHTS                              MICRO-CAP FUND-FINANCIAL HIGHLIGHTS
------------------------------                              ------------------------------------
Six months ended March 31, 1998 (Unaudited)                 Year ended September 30

                                                                                            JUNE 19, 1995<F1> THROUGH
                                                   1998           1997           1996           SEPTEMBER 30, 1995
---------------------------------------------------------    ---------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $4.29          $3.15          $2.72                $2.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.05)         (0.04)         (0.03)                    -
Net realized and unrealized gains (losses)
  on securities                                     0.51           1.36           0.46                 0.72
                                             -----------    -----------    -----------          -----------
TOTAL FROM INVESTMENT OPERATIONS                    0.46           1.32           0.43                 0.72

LESS DISTRIBUTIONS:
Distributions from capital gains                  (0.33)         (0.18)              -                    -
                                             -----------    -----------    -----------          -----------
TOTAL DISTRIBUTIONS                               (0.33)         (0.18)              -                    -
                                             -----------    -----------    -----------          -----------
NET ASSET VALUE, END OF PERIOD                     $4.42          $4.29          $3.15                $2.72
                                             ===========    ===========    ===========          ===========

TOTAL RETURN<F2>                                  12.35%         44.58%         15.81%               36.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)        $148,137       $157,907        $94,004              $25,368
Ratio of expenses to average net assets<F3>        2.50%          2.50%          2.50%                2.50%
Ratio of net income (loss) to average
  net assets<F3>                                 (2.21)%        (1.64)%        (1.53)%              (0.76)%
Portfolio turnover rate                              47%            99%            84%                   0%
Average commission rate paid on
  portfolio investment transactions<F4>            $0.06          $0.05          $0.04                  N/A

<F1> Commencement of operations.
<F2> Not annualized for periods less than a year.
<F3> Net of reimbursements by advisor. Absent reimbursement of expenses by advisor, the ratio of expenses to average net assets would be 2.55%, 2.58%, 2.67%, and 3.40%, respectively, and the ratio of net income (loss) to average net assets would be
     (2.26)%, (1.72)%, (1.70)%, and (1.66)%, respectively.
<F4> Disclosure required by the Securities and Exchange Commission beginning 1996.


See notes to financial statements.


AGGRESSIVE EQUITY FUND-FINANCIAL HIGHLIGHTS                 AGGRESSIVE EQUITY FUND-FINANCIAL HIGHLIGHTS
-------------------------------------------                 -------------------------------------------
Six months ended March 31, 1998 (Unaudited)                 Year ended September 30

                                                   1998           1997           1996           1995           1994           1993
---------------------------------------------------------    -----------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD              $29.73         $24.17         $25.00         $19.96         $19.75         $15.23

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.07)         (0.12)         (0.18)         (0.04)         (0.02)         (0.09)
Net realized and unrealized gains (losses)
  on securities                                     1.50           6.90         (0.11)           6.59           1.33           5.40
                                            ------------   ------------   ------------   ------------   ------------   ------------
TOTAL FROM INVESTMENT OPERATIONS                    1.43           6.78         (0.29)           6.55           1.31           5.31

LESS DISTRIBUTIONS:
Distributions from capital gains                  (3.69)         (1.22)         (0.54)         (1.51)         (1.10)         (0.79)
                                            ------------   ------------   ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS                               (3.69)         (1.22)         (0.54)         (1.51)         (1.10)         (0.79)
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET ASSET VALUE, END OF PERIOD                    $27.47         $29.73         $24.17         $25.00         $19.96         $19.75
                                             ===========    ===========    ===========    ===========    ===========    ===========

TOTAL RETURN<F1>                                   6.85%         29.45%        (1.09)%         35.19%          6.85%         35.73%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)        $180.848       $188.965       $253,319       $305,311        $46,369        $23,293
Ratio of expenses to average net assets<F2>        1.50%          1.50%          1.50%          1.47%          1.50%          1.50%
Ratio of net income (loss) to average
  net assets<F2>                                 (0.53)%        (0.39)%        (0.65)%        (0.37)%        (0.67)%        (0.77)%
Portfolio turnover rate                              24%            48%            73%            29%            64%            70%
Average commission rate paid on
  portfolio investment transactions<F3>            $0.06          $0.05          $0.05            N/A            N/A            N/A

<F1> Not annualized for periods less than a year.
<F2> Net of reimbursements by advisor. Absent reimbursement of expenses by advisor, except for the years ended September 30, 1996 and 1995 where there were no reimbursements, the ratio of expenses to average net assets for the six months ended March 31,
     1998 and the years ended September 30, 1997, September 30, 1994 and September 30, 1993 would be 1.51%, 1.54%, 1.52% and
     1.64%, respectively, and the ratio of net income (loss) to average net assets would be (0.54)%, (0.43)%, (0.69)% and (0.92)%, respectively.
<F3> Disclosure required by the Securities and Exchange Commission beginning 1996.


See notes to financial statements.

MICRO-CAP VALUE FUND-FINANCIAL HIGHLIGHTS
------------------------------------------
DECEMBER 17, 1997<F1> THROUGH MARCH 31, 1998 (UNAUDITED)

                                                             1998
------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                        $2.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    -
Net realized and unrealized gains (losses)
  on securities                                              0.33
                                                         --------
TOTAL FROM INVESTMENT OPERATIONS                             0.33

LESS DISTRIBUTIONS:
Distributions from capital gains                                -
                                                          -------
TOTAL DISTRIBUTIONS                                             -
                                                          -------

NET ASSET VALUE, END OF PERIOD                              $2.33
                                                          =======

TOTAL RETURN<F2>                                           16.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                  $15,489
Ratio of expenses to average net assets<F3>                 1.95%
Ratio of net income (loss) to average
  net assets<F3>                                          (0.70)%
Portfolio turnover rate                                       17%
Average commission rate paid on
  portfolio investment transactions                         $0.06

<F1> Commencement of operations.
<F2> Not annualized for periods less than a year.
<F3> Net of reimbursements by advisor. Absent reimbursement of expenses by advisor, the ratio of expenses to average net assets would be 3.42%, and the ratio of net income (loss) to average net assets would be (2.17)%.

See notes to financial statements.

                       This page intentionally left blank.

GROWTH FUND-FINANCIAL HIGHLIGHTS                            GROWTH FUND-FINANCIAL HIGHLIGHTS
--------------------------------------------                ----------------------------------
Six months ended March 31, 1998 (Unaudited)                 Year ended September 30

                                                   1998           1997           1996           1995           1994           1993
---------------------------------------------------------    -----------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD              $22.34         $17.57         $15.97         $15.30         $15.68         $13.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.05)           0.08           0.07           0.02         (0.14)         (0.08)
Net realized and unrealized gains (losses)
  on securities                                     1.68           6.07           1.87           4.59           0.71           3.21
                                            ------------   ------------   ------------   ------------   ------------   ------------
TOTAL FROM INVESTMENT OPERATIONS                    1.63           6.15           1.94           4.61           0.57           3.13

LESS DISTRIBUTIONS:
Dividends from net investment income              (0.03)         (0.07)         (0.05)              -              -              -
Distributions from capital gains                  (1.62)         (1.31)         (0.29)         (3.94)         (0.95)         (1.09)
                                            ------------   ------------   ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS                               (1.65)         (1.38)         (0.34)         (3.94)         (0.95)         (1.09)

NET ASSET VALUE, END OF PERIOD                    $22.32         $22.34         $17.57         $15.97         $15.30         $15.68
                                            ============   ============   ============   ============   ============   ============

TOTAL RETURN<F1>                                   8.34%         37.58%         12.39%         39.76%          3.75%         23.57%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)        $177,376       $135,437       $104,237        $53,533        $11,219        $17,619
Ratio of expenses to average net assets<F2>        1.44%          1.50%          1.50%          1.50%          1.50%          1.50%
Ratio of net income (loss) to average
  net assets<F2>                                 (0.49)%          0.44%          0.40%          0.29%        (0.51)%        (0.55)%
Portfolio turnover rate                              28%            81%            62%            88%           163%           104%
Average commission rate paid on
  portfolio investment transactions<F3>            $0.05          $0.05          $0.05            N/A            N/A            N/A


<F1> Not annualized for periods less than a year.
<F2> Net of reimbursements by advisor. Absent reimbursement of expenses by advisor, except for the six months ended March 31, 1998 and the year ended September 30, 1997 where there were no reimbursements, the ratio of expenses to average net assets would be
     1.51%, 1.58%, 1.64% and 1.61%, respectively, and the ratio of net income (loss) to average net assets would be 0.39%, 0.21%,
     (0.61)% and (0.66)%, respectively.
<F3> Disclosure required by the Securities and Exchange Commission beginning 1996.


See notes to financial statements.

U.S. TREASURY FUND-FINANCIAL HIGHLIGHTS                     TREASURY FUND-FINANCIAL HIGHLIGHTS
--------------------------------------------                ----------------------------------
Six months ended March 31, 1998 (Unaudited)                 Year ended September 30

                                                   1998           1997           1996           1995           1994           1993
---------------------------------------------------------    -----------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD              $11.32         $10.21         $10.50         $10.09         $10.42         $11.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.22           0.61           0.44           0.56           0.55           0.55
Net realized and unrealized gains (losses)
  on securities                                     0.75           0.73           0.01           0.44         (0.40)         (0.17)
                                            ------------   ------------   ------------   ------------   ------------   ------------
TOTAL FROM INVESTMENT OPERATIONS                    0.97           1.34           0.45           1.00           0.15           0.38

LESS DISTRIBUTIONS:
Dividends from net investment income              (0.56)         (0.23)         (0.74)         (0.59)         (0.46)         (0.53)
Distributions from capital gains                       -              -              -              -         (0.02)         (0.60)
                                            ------------   ------------   ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS                               (0.56)         (0.23)         (0.74)         (0.59)         (0.48)         (1.13)

NET ASSET VALUE, END OF PERIOD                    $11.73         $11.32         $10.21         $10.50         $10.09         $10.42
                                            ============   ============   ============   ============   ============   ============

TOTAL RETURN<F1>                                   8.64%         13.23%          4.42%         10.46%          1.51%          3.80%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)         $18,495        $11,205         $7,427         $4,035         $3,250         $3,748
Ratio of expenses to average net assets<F2>        0.75%          0.75%          0.93%          1.00%          1.00%          1.00%
Ratio of net income (loss) to average
  net assets<F2>                                   5.31%          5.97%          5.21%          5.88%          5.15%          4.60%
Portfolio turnover rate                               6%            19%            30%            43%            45%            46%

<F1> Not annualized for periods less than a year.
<F2> Net of reimbursements by advisor. Absent reimbursement of expenses by advisor, the ratio of expenses to average net assets would be 1.02%, 1.22%, 1.67%, 1.59%, 1.39% and 1.35%, respectively, and the ratio of net income (loss) to average net assets would be 5.04%, 5.50%, 4.47%, 5.29%, 4.76% and 4.24%, respectively.


See notes to financial statements.

WASATCH FUNDS-_NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 1998 (UNAUDITED)

1. ORGANIZATION
----------------
 Wasatch Funds, Inc. ("Wasatch Funds" or the "Company") was incorporated under Utah law on November 18, 1986, and was reincorporated as a Minnesota corporation in January 1998. The Company is an open-end, registered management investment company under the Investment Company Act of 1940. The Mid-Cap, Micro-Cap, Aggressive Equity, Micro-Cap Value and Growth Funds are non-diversified portfolios and the Wasatch-Hoisington U.S. Treasury ("U.S. Treasury") Fund is a diversified portfolio of Wasatch Funds. The Aggressive Equity Fund, Growth Fund and Wasatch-Hoisington U.S. Treasury Fund commenced operations on December 6, 1986. The Mid-Cap Fund commenced operations on August 16, 1992, the Micro-Cap Fund commenced operations on June 19, 1995, and the Micro-Cap Value Fund commenced operations on December 17, 1997. The Mid-Cap, Micro-Cap, Aggressive Equity, Micro-Cap Value, Growth and U.S. Treasury Funds (the "Funds") have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Manager") as investment advisor.

2. SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------
 The accounting and reporting policies of the Funds conform to generally accepted accounting principles. The following is a summary of the more significant of such policies.
 VALUATION OF SECURITIES-Securities listed or admitted for trading privileges on the New York Stock Exchange or the American Stock Exchange are valued at the closing price on the exchange on which the security is traded. Securities traded in the over-the-counter market are valued at the last sales price or, if no sales occurred on the valuation date, at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in these securities. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.
 INVESTMENT IN SECURITIES-Security transactions are accounted for on the trade date plus one. Gain or loss from sale of investment securities is computed on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
 FEDERAL INCOME TAXES-It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders.
 EXPENSES-The Funds are charged for expenses that are directly attributable to them, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are allocated among the portfolios in proportion to their respective net assets.
 USE OF MANAGEMENT ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires that Management make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may also be affected by the estimates and assumptions Management is required to make. Actual results may differ from those estimates.

3. DISTRIBUTIONS
-----------------
 Dividends from net investment income are declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.
To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid-in capital in excess of par value, undistributed net investment income and undistributed net realized gain (loss) on investments. Accordingly, at March 31, 1998, reclassifications were recorded to increase undistributed net investment income by $486,546, $1,499,747, $444,577, $15,583 and $412,874 and decrease undistributed net realized gain on investments by $2,143,206, $4,240,853, $4,452,250, $15,583 and $2,870,342 and
increase paid-in capital in excess of par by $1,656,660, $2,741,106, $4,007,673, $0 and $2,457,450, for the Mid-Cap, Micro-Cap, Aggressive Equity, Micro-Cap Value and Growth Funds, respectively.

--------------------------------------------------------------------------------
4. CAPITAL STOCK
-----------------
 Transactions in shares of capital stock were as follows:

                                                                    SIX MONTHS ENDED MARCH 31, 1998
                                                                       AGGRESSIVE       MICRO-CAP                          U.S.
                                      MID-CAP         MICRO-CAP          EQUITY           VALUE          GROWTH         TREASURY
                                       FUND              FUND             FUND          FUND<F1>          FUND            FUND
                                   -----------------------------------------------------------------------------------------------
  Shares sold                         776,736         8,411,388          180,880       7,401,364        3,134,637        917,122
  Dividends reinvested                416,232         2,630,260          904,907               _          557,466         54,823
  Shares redeemed                 (1,617,092)      (14,379,159)        (859,479)       (765,574)      (1,806,331)      (385,536)
                                 ------------      ------------     ------------    ------------     ------------   ------------
  Net increase (decrease)           (424,124)       (3,337,511)          226,308       6,635,790        1,885,772        586,409
                                  ===========       ===========      ===========     ===========      ===========    ===========

<F1>Inception date of Fund was December 17, 1997.


                                                             YEAR ENDED SEPTEMBER 30, 1997
                                                                       AGGRESSIVE                         U.S.
                                      MID-CAP         MICRO-CAP          EQUITY          GROWTH         TREASURY
                                       FUND              FUND             FUND            FUND            FUND
                                   -------------------------------------------------------------------------------
  Shares sold                       1,705,312        24,988,962          661,672       3,579,929          747,986
  Dividends
     reinvested                           817         1,548,777          430,518         385,650           18,067
  Shares redeemed                 (5,329,545)      (19,517,552)      (5,215,254)     (3,836,178)        (503,742)
                                 ------------      ------------     ------------    ------------     ------------
  Net increase (decrease)         (3,623,416)         7,020,187      (4,123,064)         129,401          262,311
                                  ===========       ===========      ===========     ===========      ===========

--------------------------------------------------------------------------------

5. PURCHASES AND SALES OF SECURITIES
-------------------------------------


Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the six months ended March
31, 1998 are summarized below:

                                                           AGGRESSIVE           MICRO-CAP                                  U.S.
                     MID-CAP            MICRO-CAP            EQUITY               VALUE               GROWTH             TREASURY
                       FUND                FUND               FUND                FUND<F1>             FUND                FUND
                    ---------------------------------------------------------------------------------------------------------------
Purchases          $32,831,551         $61,118,003         $41,182,775         $14,321,477         $54,139,906                   _
Sales               44,897,641          63,195,313          68,218,512           1,303,496          40,696,792                   _

<F1>Inception date of Fund was December 17, 1997.



--------------------------------------------------------------------------------

 The only purchases and sales of U.S. government securities occurred in the U.S. Treasury Fund and were $7,121,648 and $860,008, respectively. Net gain or loss on securities sold is determined on the identified cost basis which is the same as that used for federal income tax reporting. The U.S. Treasury Fund's basis in investments is the same for income tax and financial reporting purposes. The Mid-Cap, Micro-Cap, Aggressive Equity, Micro-Cap Value, and Growth Funds' tax basis in their investments is $47,122,700, $111,236,964, $128,342,055, $14,340,809 and $142,392,970, respectively. At September 30, 1997, the U.S. Treasury Fund had an accumulated net realized capital loss carryover of $8,270 and $35,783 expiring in 2002 and 2003, respectively. To the extent the U.S. Treasury Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

 As of March 31, 1998, gross unrealized appreciation and (depreciation) for federal income tax purposes were as follows:


                                                                  AGGRESSIVE     MICRO-CAP                              U.S.
                              MID-CAP        MICRO-CAP              EQUITY         VALUE            GROWTH            TREASURY
                                FUND            FUND                 FUND          FUND<F1>          FUND               FUND
                             --------------------------------------------------------------------------------------------------
Unrealized
  appreciation               $12,260,335      $37,847,244       $57,290,408       $1,372,735       $41,002,642     $1,169,583
Unrealized
  depreciation               (2,470,850)      (3,871,926)       (4,617,171)        (331,209)       (6,876,599)        (71,912)
                            ------------     ------------      ------------     ------------      ------------    ------------
Net unrealized
  appreciation
  (depreciation)              $9,789,485      $33,975,318       $52,673,237       $1,041,526       $34,126,043      $1,097,671
                             ===========      ===========       ===========      ===========       ===========     ===========

<F1>Inception date of Fund was December 17, 1997.


--------------------------------------------------------------------------------

6. INVESTMENT ADVISORY
-----------------------
 The investment policies of the Funds and the management of the Funds' portfolios are administered by the Manager. The Manager paid for the Funds' office space, facilities and certain business equipment in addition to those provided by the Funds' custodian, administrator and transfer agent. The Manager also compensates all officers and directors of the Funds, provided such persons are also employees of the Manager or its affiliates. For the six months ended March 31, 1998, management fees for the Mid-Cap, Micro-Cap, Aggressive Equity, Micro-Cap Value, Growth and U.S. Treasury Funds were 1.25%, 2.0%, 1.0%, 1.5%, 1.0% and 0.5% of the daily net assets of each portfolio, respectively. The Manager has voluntarily agreed to limit the expenses of the Mid-Cap, Micro-Cap, Aggressive Equity, Micro-Cap Value, Growth and U.S. Treasury Funds to 1.75%, 2.50%, 1.50%, 1.95%, 1.50% and 0.75% of average net assets computed on a daily basis, respectively. For the six months ended March 31, 1998, the Manager reimbursed $64,301 for the Mid-Cap Fund, $34,892 for the Micro-Cap Fund, $11,751 for the Aggressive Equity Fund, $32,369 for the Micro-Cap Value Fund and $19,752 for the U.S. Treasury Fund.

--------------------------------------------------------------------------------

7. TRANSACTIONS WITH AFFILIATES
--------------------------------
 The following is an analysis of transactions for the six months ended March 31, 1998 in the Micro-Cap, Aggressive Equity and Growth Funds with "affiliated companies" as defined by the Investment Company Act of 1940:

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 1998 (UNAUDITED)


                                                  MICRO-CAP FUND
                                                                                 AMOUNT OF      AMOUNT OF
                                                                                  DIVIDENDS    GAIN (LOSS)
                                                                                CREDITED TO    REALIZED ON
                                   SHARE ACTIVITY                                  INCOME     SALE OF SHARES
-----------------------------------------------------------------------------   FOR THE SIX    FOR THE SIX
                      BALANCE                                      BALANCE       MOS. ENDED     MOS. ENDED
SECURITY NAME         9/30/97         PURCHASES        SALES       3/31/98        3/31/98        3/31/98
-------------------------------------------------------------------------------------------------------------
First Cash, Inc.       520,000         10,000         15,000        515,000              _       $122,821
National Dentex
  Corp.                268,850         13,900         15,000        267,750              _        376,862
Travis Boats
  & Motors, Inc.       208,200          1,000              _       209,200*              _              _

*NO LONGER AN AFFILIATED COMPANY AS OF MARCH 31, 1998.

-------------------------------------------------------------------------------------------------------------


                                          AGGRESSIVE EQUITY FUND
                                                                                 AMOUNT OF      AMOUNT OF
                                                                                  DIVIDENDS    GAIN (LOSS)
                                                                                CREDITED TO    REALIZED ON
                                   SHARE ACTIVITY                                  INCOME     SALE OF SHARES
-----------------------------------------------------------------------------   FOR THE SIX    FOR THE SIX
                      BALANCE                                      BALANCE       MOS. ENDED     MOS. ENDED
SECURITY NAME         9/30/97         PURCHASES        SALES       3/31/98        3/31/98        3/31/98
-------------------------------------------------------------------------------------------------------------
National Dentex
  Corp.                291,300              _              _        291,300              _              _
Travis Boats
  & Motors, Inc.        87,750        133,300              _        221,050              _              _

-------------------------------------------------------------------------------------------------------------



                                               GROWTH FUND
                                                                                 AMOUNT OF      AMOUNT OF
                                                                                  DIVIDENDS    GAIN (LOSS)
                                                                                CREDITED TO    REALIZED ON
                                   SHARE ACTIVITY                                  INCOME     SALE OF SHARES
-----------------------------------------------------------------------------   FOR THE SIX    FOR THE SIX
                      BALANCE                                      BALANCE       MOS. ENDED     MOS. ENDED
SECURITY NAME         9/30/97         PURCHASES        SALES       3/31/98        3/31/98        3/31/98
-------------------------------------------------------------------------------------------------------------
First Cash, Inc.       300,000        124,200              _        424,200              _              _
Home Health Corp.
  of America, Inc.     475,606        434,775        228,000        682,381              _    $(2,068,860)
National Dentex
  Corp.                187,000              _              _        187,000              _              _
Thompson PBE, Inc.     707,600         20,800        728,400              _              _        243,668

-------------------------------------------------------------------------------------------------------------


RESULTS OF THE SHAREHOLDER MEETING
-----------------------------------

 The annual meeting of the shareholders of the Funds was held on January 16, 1998. Directors elected by the shareholders at the time of the meeting were as follows: Samuel S. Stewart, Jr., Roy S. Jespersen, Jeffrey S. Cardon, James U. Jensen and William R. Swinyard.
 The Funds listed below each issue are those entitled to vote on that issue.
 The matters voted on by the shareholders of record as of November 10, 1997 and the results of the vote at the shareholder meetings held January 16 and 23, 1998 were as follows:

                                       FOR                WITHHELD
------------------------------------------------------------------
1. ELECTION OF DIRECTORS
SAMUEL S. STEWART, JR.
   Mid-Cap Fund                      1,982,375              77,560
   Micro-Cap Fund                   20,196,614             378,020
   Aggressive Equity Fund            3,783,362             104,115
   Growth Fund                       4,855,142             102,066
   U.S. Treasury Fund                  793,378              27,182

ROY S. JESPERSEN
   Mid-Cap Fund                      1,982,051              77,883
   Micro-Cap Fund                   20,192,284             382,350
   Aggressive Equity Fund            3,783,225             104,252
   Growth Fund                       4,855,003             102,205
   U.S. Treasury Fund                  794,152              26,408

JEFFREY S. CARDON
   Mid-Cap Fund                      1,982,727              77,208
   Micro-Cap Fund                   20,189,041             385,593
   Aggressive Equity Fund            3,781,398             106,079
   Growth Fund                       4,851,034             106,174
   U.S. Treasury Fund                  794,251              26,309

JAMES U. JENSEN
   Mid-Cap Fund                      1,984,634              75,301
   Micro-Cap Fund                   20,200,382             374,252
   Aggressive Equity Fund            3,781,096             106,381
   Growth Fund                       4,851,879             105,329
   U.S. Treasury Fund                  793,623              26,937

WILLIAM R. SWINYARD
   Mid-Cap Fund                      1,983,518              76,416
   Micro-Cap Fund                   19,965,233             609,400
   Aggressive Equity Fund            3,782,028             105,450
   Growth Fund                       4,855,213             101,995
   U.S. Treasury Fund                  794,251              26,309

RESULTS OF THE SHAREHOLDER MEETING
-----------------------------------

                                     FOR          AGAINST            ABSTAIN
------------------------------------------------------------------------------
2. RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS
   INDEPENDENT AUDITORS FOR THE FUNDS.
   Mid-Cap Fund                   1,981,637        25,092             53,205
   Micro-Cap Fund                19,882,745       265,675            426,215
   Aggressive Equity Fund         3,748,567        35,495            103,415
   Growth Fund                    4,830,816        41,349             85,043
   U.S. Treasury Fund               795,876         5,806             18,877

3. APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION.
   Mid-Cap Fund                   1,709,741        99,418             77,035
   Micro-Cap Fund                16,758,335       958,438            691,047
   Aggressive Equity Fund         3,303,193       200,445            179,160
   Growth Fund                    3,285,410       196,022            352,801
   U.S. Treasury Fund               745,413        17,892             27,851

4. PROPOSAL TO CHANGE THE CLASSIFICATION OF THE GROWTH FUND FROM A DIVERSIFIED INVESTMENT COMPANY TO A NON-DIVERSIFIED INVESTMENT COMPANY.
   Growth Fund                    2,954,270       306,859            349,105

5. PROPOSAL TO ELIMINATE INVESTMENT RESTRICTIONS WHICH ARE INCONSISTENT WITH THE CURRENT STATUS OF THE FUNDS AS "NON-DIVERSIFIED."
   Mid-Cap Fund                   1,606,172       106,786             58,260
   Micro-Cap Fund                16,272,708       787,485            626,321
   Aggressive Equity Fund         3,164,865       256,831            167,534

6. PROPOSAL TO CONVERT THE FUNDAMENTAL POLICY REGARDING INVESTING FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT TO A NON-FUNDAMENTAL POLICY.
   Mid-Cap Fund                   1,590,514       105,612             75,092
   Micro-Cap Fund                15,728,428       931,394          1,026,691
   Aggressive Equity Fund         3,117,619       290,615            180,996
   Growth Fund                    3,048,289       201,480            360,467
   U.S. Treasury Fund               687,476        78,864             21,821

7. PROPOSAL TO REMOVE THE RESTRICTIONS ON INVESTING IN OTHER INVESTMENT COMPANIES WHICH ARE MORE RESTRICTIVE THAN THE INVESTMENT COMPANY
   ACT OF 1940.
   Mid-Cap Fund                   1,578,874       123,716             68,628
   Micro-Cap Fund                16,029,208       925,475            731,831
   Aggressive Equity Fund         3,104,603       314,265            170,362
   Growth Fund                    3,032,619       220,873            356,743
   U.S. Treasury Fund               744,969        15,685             27,507

                                     FOR          AGAINST           ABSTAIN
------------------------------------------------------------------------------
8. PROPOSAL TO MODIFY A FUNDAMENTAL INVESTMENT RESTRICTION REGARDING C
   OMMODITIES.
   Mid-Cap Fund                   1,542,307       156,829             72,082
   Micro-Cap Fund                15,397,121     1,571,838            717,555
   Aggressive Equity Fund         2,879,593       539,337            170,300
   Growth Fund                    2,965,922       296,904            347,409
   U.S. Treasury Fund               671,967        89,638             26,556

9. PROPOSAL TO ELIMINATE A FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING IN ILLIQUID SECURITIES AND ADOPT A NON-FUNDAMENTAL POLICY WHICH CONFORMS TO SEC POLICIES.
   Mid-Cap Fund                   1,570,229       135,311             65,678
   Micro-Cap Fund                15,616,175     1,355,262            715,077
   Aggressive Equity Fund         3,144,211       275,720            169,299
   Growth Fund                    2,931,356       326,351            352,527
   U.S. Treasury Fund               668,833        96,615             22,713

10.PROPOSAL TO ALLOW THE FUNDS TO LEND PORTFOLIO SECURITIES.
   Mid-Cap Fund                   1,523,680       171,217             76,321
   Micro-Cap Fund                15,262,432     1,692,644            731,439
   Aggressive Equity Fund         3,039,792       384,174            165,264
   Growth Fund                    2,961,520       305,513            343,202

11.PROPOSAL TO CONFORM THE FUNDAMENTAL POLICIES REGARDING SENIOR SECURITIES,
   BORROWING MONEY AND PLEDGING ASSETS TO THOSE OF THE WASATCH MICRO-CAP VALUE FUND.
   Mid-Cap Fund                   1,576,338       118,255             76,625
   Micro-Cap Fund                15,755,809     1,117,776            812,928
   Aggressive Equity Fund         3,202,603       203,092            183,536
   Growth Fund                    2,987,391       262,068            360,775
   U.S. Treasury Fund               739,803        17,965             30,393

12.PROPOSAL TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING
   PUT AND CALL OPTIONS.
   Mid-Cap Fund                   1,531,497       167,264             72,456
    Micro-Cap Fund                15,598,328     1,391,350            696,837
   Aggressive Equity Fund         3,081,416       339,937            167,878
   Growth Fund                    2,878,581       357,299            374,355
   U.S. Treasury Fund               658,825       107,212             22,124


                                    FOR          AGAINST           ABSTAIN
------------------------------------------------------------------------------
13.PROPOSAL TO CONVERT THE FUNDAMENTAL POLICY REGARDING INVESTING IN OIL,
   GAS, OR OTHER MINERAL INTERESTS TO A NON-FUNDAMENTAL INVESTMENT POLICY.
   Mid-Cap Fund                   1,550,189       151,136             69,893
   Micro-Cap Fund                15,635,104     1,294,651            756,759
   Aggressive Equity Fund         3,060,814       356,426            171,990
   Growth Fund                    2,934,242       337,806            338,187
   U.S. Treasury Fund               666,278        97,750             24,133

14.PROPOSAL TO ELIMINATE A FUNDAMENTAL RESTRICTION LIMITING INVESTING
   IN WARRANTS.
   Mid-Cap Fund                   1,551,087       154,235             65,896
   Micro-Cap Fund                15,474,859     1,463,000            748,655
   Aggressive Equity Fund         3,040,224       369,734            179,273
   Growth Fund                    2,893,124       345,519            371,592
   U.S. Treasury Fund               743,477        19,582             25,102

15.PROPOSAL TO ELIMINATE A FUNDAMENTAL RESTRICTION LIMITING INVESTING
   IN "NEW" ISSUERS.
   Mid-Cap Fund                   1,592,275       119,502             59,442
   Micro-Cap Fund                16,097,533       910,763            678,217
   Aggressive Equity Fund         3,125,967       298,802            164,461
   Growth Fund                    3,002,985       259,528            347,722
   U.S. Treasury Fund               742,302        23,443             22,416

16.PROPOSAL TO CONVERT THE FUNDAMENTAL POLICY REGARDING INVESTING
   IN "SPECIAL SITUATIONS" TO A NON-FUNDAMENTAL INVESTMENT POLICY.
   Mid-Cap Fund                   1,574,960       128,576             67,683
   Micro-Cap Fund                16,007,742       950,890            727,882
   Aggressive Equity Fund         3,097,000       324,286            167,945
   Growth Fund                    2,979,117       277,316            353,802
   U.S. Treasury Fund               670,395        91,440             26,326

NOTES
------

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